UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2020-January 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2021
Vanguard Energy Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
Results of Proxy Voting	5
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, Vanguard Energy Fund returned –23.55% for Investor Shares and –23.47% for Admiral Shares. It held up better than its benchmark, which returned –28.24%.
•	The fund benefited on a relative basis from an overweight to electric utilities and an underweight to integrated oil and gas. Among markets, selection in Europe and North America also aided performance.
•	In January 2021, shareholders approved a Vanguard proxy proposal to reclassify the fund’s diversification status to “non-diversified” as defined under the Investment Company Act of 1940. The change gives the fund increased investment flexibility and raises the potential for better performance. However, it also presents a heightened degree of investment risk, as non-diversified funds can make more concentrated investments.
•	In October 2020, the fund changed its benchmark to the MSCI ACWI Energy + Utilities Index. This was done so the index would better reflect how the fund will be positioned within the evolving energy industry.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

Advisor’s Report
Please note that during the period, Wellington Management Company LLP became the sole advisor to the Vanguard Energy Fund. Vanguard Quantitative Equity Group no longer manages a portion of the fund.
Performance
For the 12 months ended January 31, 2021, Vanguard Energy Fund returned –23.55% for Investor Shares and –23.47% for Admiral Shares, ahead of the –28.24% return of the Spliced Energy Index.
Investment Strategy
Vanguard Energy Fund emphasizes long-term, total-return opportunities via diversified energy equity exposure. We believe that the future of energy will become increasingly carbon free, and we therefore take a comprehensive approach to defining the evolving energy opportunity set.
We invest not only in standard energy subindustries (e.g., integrated oil, exploration and production, refining and marketing, energy equipment and services, renewable power and electricity networks), but also in alternative energy. The portfolio is therefore representative of the energy sector as a whole, though the weightings of underlying subindustries will reflect the relative attractiveness of stocks within each of those subindustries.
Investment environment
Global equities performed strongly during the 12 months ended January 31, 2021. Stocks in the global energy sector underperformed the broader market.
During the first half of 2020, the oil market shifted into a dramatic surplus as global oil demand collapsed following the COVID-19 outbreak. The lowest prices in a generation resulted, with Brent prices falling below $20 a barrel while spot WTI crude oil closed at negative $37 a barrel.
Oil producers responded rapidly to falling prices. Forced shut-ins and reduced rig counts in the U.S. complemented efforts by OPEC Plus countries to curtail oil production globally, and we saw the oil balance shift from one of the largest surpluses on record to one of the largest deficits.
Energy equities remained challenged in this environment, however, as historically low oil prices forced producers to cut supply, reduce dividends, and lower capital expenditure intentions.
Long-term structural concerns around fossil fuels also weighed heavily on the sector. Nearly all energy subindustries generated negative absolute returns, although positive contributions from energy utilities partly offset these results. Electric and gas utilities held up relatively well during the period, thanks to the stable and often regulated or contracted nature of their cash flows.

2

Our successes and shortfalls
The fund’s outperformance compared with its benchmark was mainly the result of allocation, with our overweight to utilities particularly helpful. Security selection modestly detracted from overall returns.
On an individual security basis, an overweight to Iberdrola and an underweight to Royal Dutch Shell contributed most to relative performance, while an overweight to Diamondback Energy and a lack of Neste Oyj detracted.
Iberdrola is an integrated electric utility company that operates across diverse geographies through a mix of traditional regulated utilities and renewables. We believe Iberdrola is well-positioned to gain share as renewables utilization grows worldwide.
An underweight to U.S. integrated oil added value. Among integrated oils, we continue to prefer the European majors (TOTAL, BP, and Royal Dutch Shell) over the U.S. majors (Exxon Mobil and Chevron) because the European majors typically offer more attractive valuations, lower dividend payout ratios, and more explicit strategies for the energy transition.
Closing out our position in Diamondback Energy, an exploration and production company, detracted from relative performance. Shares rose in the fourth quarter as crude oil prices recovered on the back of the OPEC Plus agreement to maintain production cuts heading into 2021.
Not holding Neste Oyj, an independent northern European oil refining and marketing company specializing in renewable diesel, detracted meaningfully from returns. The company focuses on traffic fuels and other value-added refined products with reduced environmental impact. Shares rose after the company announced a new partnership with DHL Express to supply sustainable aviation fuel at its San Francisco International Airport hub. Given that it will likely take time for drilling activity to resume following the oil price collapse of 2020, we continue to limit our exposure to global refiners.
The fund’s positioning
Overall, we remain cautiously optimistic with regard to energy equities in the short-to-medium term. As oil prices rebounded in the second half of 2020, traditional segments of the energy value chain (especially upstream producers and integrated oil companies) generally outperformed energy utilities. We used this period of strength as an opportunity to exit many of our long-standing positions in traditional energy companies, including Exxon Mobil, Chevron, and Diamondback Energy.
3

From these transactions, we funded new positions in electric, gas, and multi-utility companies. Within utilities, we are increasingly attracted to U.S. companies. We believe the recent negative absolute performance of the sector is at odds with its increasing growth outlook, and the increased political and regulatory support these companies are likely to receive for their important role in providing the infrastructure and renewable power for the energy transition. We added several electric utilities to the portfolio over the period, including Southern Company, American Electric Power, CenterPoint Energy, and Pinnacle West Capital.
G. Thomas Levering,
Senior Managing Director,
Global Industry Analyst
Wellington Management Company llp
February 10, 2021
4

Results of Proxy Voting
At a joint special meeting of shareholders on January 22, 2021, fund shareholders approved the following proposal:
Proposal—Reclassify the diversification status of Vanguard Energy Fund to non-diversified and eliminate a related fundamental policy.
Reclassifying the fund’s diversification status to non-diversified, as defined by the Investment Company Act of 1940, and eliminating a related fundamental policy provides the fund’s portfolio managers with increased investment flexibility and potential for better investment performance.
Vanguard Fund	For	Abstain	Against	Broker Non-Votes	Percentage For
Energy Fund	45,163,159	2,841,973	3,611,531	0	87.5%
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2021
Energy Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.09	$2.04
Admiral™ Shares	1,000.00	1,028.64	1.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.13	$2.03
Admiral Shares	1,000.00	1,023.53	1.63
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
7

Energy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Fund Investor Shares	-23.55%	-1.81%	-3.84%	$6,760
Spliced Energy Index	-28.24	-2.14	-4.51	6,303
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343
Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index through October 20, 2020; MSCI All Country World Energy + Utilities Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Energy Fund Admiral Shares	-23.47%	-1.73%	-3.77%	$34,040
Spliced Energy Index	-28.24	-2.14	-4.51	31,517
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	176,714

See Financial Highlights for dividend and capital gains information.
8

Energy Fund
Fund Allocation
As of January 31, 2021
Electric Utilities	33.9%
Gas Utilities	2.1
Integrated Oil & Gas	27.4
Multi-Utilities	11.3
Oil & Gas Equipment & Services	1.4
Oil & Gas Exploration & Production	12.0
Oil & Gas Refining & Marketing	4.1
Oil & Gas Storage & Transportation	6.8
Renewable Electricity	1.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Energy Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.4%)
Brazil (2.4%)
	Petroleo Brasileiro SA	12,391,900	61,898
	Petroleo Brasileiro SA ADR (XNYS)	3,489,894	35,074
			96,972
Canada (5.0%)
	Enbridge Inc.	3,636,509	122,170
	TC Energy Corp. (XTSE)	1,164,802	50,005
	TC Energy Corp.	783,029	33,562
			205,737
China (2.3%)
*,1	China Yangtze Power Co. Ltd. GDR	1,371,551	40,889
	ENN Energy Holdings Ltd.	2,624,300	40,473
	China Gas Holdings Ltd.	3,797,600	13,365
			94,727
France (9.3%)
[2]	TOTAL SE	3,894,728	164,156
*	Engie SA (XPAR)	8,068,396	125,216
[2]	TOTAL SE ADR	2,247,863	94,590
			383,962
Germany (1.9%)
	RWE AG	1,853,016	79,602
India (1.7%)
	Power Grid Corp. of India Ltd.	28,059,380	70,813
Italy (5.2%)
	Enel SPA	15,999,196	158,680
	Tenaris SA	6,343,518	48,982
	Tenaris SA ADR	356,650	5,514
			213,176
Norway (3.0%)
	Equinor ASA	6,076,377	108,896
	Equinor ASA ADR	714,059	12,660
			121,556
Portugal (1.4%)
	Galp Energia SGPS SA	5,864,294	58,861
Russia (2.9%)
	LUKOIL PJSC ADR	1,661,019	117,558
10

Energy Fund
		Shares	Market Value• ($000)
Spain (3.8%)
*	Iberdrola SA (XMAD)	11,227,320	152,009
*	Iberdrola SA	160,390	2,177
			154,186
United Kingdom (13.4%)
	BP plc	39,137,657	145,434
[2]	Royal Dutch Shell plc Class A ADR	3,752,481	138,429
	Royal Dutch Shell plc Class A	7,313,412	135,330
	National Grid plc	8,343,734	96,918
	BP plc ADR	1,658,860	36,860
			552,971
United States (46.1%)
	ConocoPhillips	4,397,618	176,037
	Duke Energy Corp.	1,775,840	166,929
	Marathon Petroleum Corp.	3,863,324	166,741
	NextEra Energy Inc.	2,031,872	164,317
	Pioneer Natural Resources Co.	1,234,879	149,297
	Southern Co.	2,117,340	124,754
	Exelon Corp.	2,802,319	116,464
	FirstEnergy Corp.	3,501,620	107,710
	Edison International	1,755,584	102,105
	American Electric Power Co. Inc.	1,160,110	93,864
	Sempra Energy	724,068	89,611
	Hess Corp.	1,574,040	84,967
	EOG Resources Inc.	1,498,669	76,372
	Williams Cos. Inc.	3,224,914	68,465
	CenterPoint Energy Inc.	3,188,858	67,253
	Pinnacle West Capital Corp.	810,586	60,996
	Avangrid Inc.	1,117,855	51,723
	UGI Corp.	803,755	28,927
			1,896,532
Total Common Stocks (Cost $3,881,053)			4,046,653
Temporary Cash Investments (4.1%)
Money Market Fund (2.5%)
[3,4]	Vanguard Market Liquidity Fund, 0.107%	1,029,834	102,984
11

Energy Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.6%)
RBS Securities Inc., 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $68,100,000, collateralized by U.S. Treasury Bond 2.000%–3.750%, 11/15/43–2/15/50, with a value of $69,462,000)	68,100	68,100
Total Temporary Cash Investments (Cost $171,074)		171,084
Total Investments (102.5%) (Cost $4,052,127)		4,217,737
Other Assets and Liabilities—Net (-2.5%)		(104,297)
Net Assets (100%)		4,113,440
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $40,889,000, representing 1.0% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $95,401,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $102,897,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Energy Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,949,153)	4,114,753
Affiliated Issuers (Cost $102,974)	102,984
Total Investments in Securities	4,217,737
Investment in Vanguard	159
Cash	40,050
Foreign Currency, at Value (Cost $160)	162
Receivables for Accrued Income	4,051
Receivables for Capital Shares Issued	5,049
Total Assets	4,267,208
Liabilities
Payables for Investment Securities Purchased	41,464
Collateral for Securities on Loan	102,897
Payables to Investment Advisor	1,579
Payables for Capital Shares Redeemed	7,381
Payables to Vanguard	213
Deferred Foreign Capital Gain Taxes	234
Total Liabilities	153,768
Net Assets	4,113,440
At January 31, 2021, net assets consisted of:

Paid-in Capital	4,748,089
Total Distributable Earnings (Loss)	(634,649)
Net Assets	4,113,440

Investor Shares—Net Assets
Applicable to 43,041,513 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,362,757
Net Asset Value Per Share—Investor Shares	$31.66

Admiral Shares—Net Assets
Applicable to 46,312,938 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,750,683
Net Asset Value Per Share—Admiral Shares	$59.39

See accompanying Notes, which are an integral part of the Financial Statements.
13

Energy Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	218,187
Dividends—Affiliated Issuers	332
Interest—Unaffiliated Issuers	216
Interest—Affiliated Issuers	323
Securities Lending—Net	1,371
Total Income	220,429
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,728
Performance Adjustment	(931)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,665
Management and Administrative—Admiral Shares	4,401
Marketing and Distribution—Investor Shares	154
Marketing and Distribution—Admiral Shares	183
Custodian Fees	146
Auditing Fees	36
Shareholders' Reports and Proxy—Investor Shares	403
Shareholders' Reports and Proxy—Admiral Shares	219
Trustees’ Fees and Expenses	9
Total Expenses	14,013
Net Investment Income	206,416
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(746,115)
Investment Securities Sold—Affiliated Issuers	(11,188)
Futures Contracts	(2,084)
Foreign Currencies	(982)
Realized Net Gain (Loss)	(760,369)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	(865,985)
Investment Securities—Affiliated Issuers	5,744
Futures Contracts	33
Foreign Currencies	(34)
Change in Unrealized Appreciation (Depreciation)	(860,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,414,195)
1	Dividends are net of foreign withholding taxes of $15,781,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $3,703,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Energy Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	206,416	236,477
Realized Net Gain (Loss)	(760,369)	660,643
Change in Unrealized Appreciation (Depreciation)	(860,242)	(1,330,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,414,195)	(433,269)
Distributions[1]
Investor Shares	(58,294)	(64,161)
Admiral Shares	(124,849)	(160,906)
Total Distributions	(183,143)	(225,067)
Capital Share Transactions
Investor Shares	29,241	(280,012)
Admiral Shares	(498,823)	(752,371)
Net Increase (Decrease) from Capital Share Transactions	(469,582)	(1,032,383)
Total Increase (Decrease)	(2,066,920)	(1,690,719)
Net Assets
Beginning of Period	6,180,360	7,871,079
End of Period	4,113,440	6,180,360
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Energy Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$43.28	$47.85	$55.62	$52.70	$40.43
Investment Operations
Net Investment Income	1.449[1]	1.519[1]	1.300[1]	1.477[1,2]	.982
Net Realized and Unrealized Gain (Loss) on Investments	(11.669)	(4.524)	(7.788)	3.035	12.275
Total from Investment Operations	(10.220)	(3.005)	(6.488)	4.512	13.257
Distributions
Dividends from Net Investment Income	(1.400)	(1.565)	(1.282)	(1.592)	(.987)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.400)	(1.565)	(1.282)	(1.592)	(.987)
Net Asset Value, End of Period	$31.66	$43.28	$47.85	$55.62	$52.70
Total Return[3]	-23.55%	-6.55%	-11.48%	8.75%	32.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,363	$1,793	$2,265	$2,968	$3,452
Ratio of Total Expenses to Average Net Assets[4]	0.37%	0.32%	0.37%	0.38%	0.41%
Ratio of Net Investment Income to Average Net Assets	4.49%	3.20%	2.42%	2.86%[2]	1.97%
Portfolio Turnover Rate	55%	48%	31%	24%	29%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of General Electric Co. and Baker Hughes Inc. in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.06%), (0.01%), 0.00%, and 0.03%.
16

Energy Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$81.18	$89.77	$104.35	$98.88	$75.85
Investment Operations
Net Investment Income	2.787[1]	2.926[1]	2.511[1]	2.815[1,2]	1.918
Net Realized and Unrealized Gain (Loss) on Investments	(21.903)	(8.512)	(14.600)	5.730	23.035
Total from Investment Operations	(19.116)	(5.586)	(12.089)	8.545	24.953
Distributions
Dividends from Net Investment Income	(2.674)	(3.004)	(2.491)	(3.075)	(1.923)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.674)	(3.004)	(2.491)	(3.075)	(1.923)
Net Asset Value, End of Period	$59.39	$81.18	$89.77	$104.35	$98.88
Total Return[3]	-23.47%	-6.50%	-11.40%	8.84%	32.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,751	$4,388	$5,606	$6,796	$7,231
Ratio of Total Expenses to Average Net Assets[4]	0.29%	0.24%	0.29%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	4.60%	3.28%	2.50%	2.94%[2]	2.05%
Portfolio Turnover Rate	55%	48%	31%	24%	29%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of General Electric Co. and Baker Hughes Inc. in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.06%), (0.01%), 0.00%, and 0.03%.
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Energy Fund
Notes to Financial Statements
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades
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Energy Fund
futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2021.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide
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Energy Fund
that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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Energy Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI ACWI Energy Index for periods prior to October 21, 2020, and to the fund’s new benchmark MSCI ACWI Energy + Utilities Index, beginning October 21, 2020, for the preceding three years. The benchmark change will be fully phased in by October 2023. Until August 2020, Vanguard provided investment advisory services to a portion of the fund. The fund paid Vanguard advisory fees of $104,000 for the year ended January 31, 2021.
For the year ended January 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of of $931,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $159,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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Energy Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	2,199,241	—	—	2,199,241
Common Stocks—Other	288,053	1,559,359	—	1,847,412
Temporary Cash Investments	102,984	68,100	—	171,084
Total	2,590,278	1,627,459	—	4,217,737
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,153
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(807,259)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	163,457
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Energy Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	183,143	225,067
Long-Term Capital Gains	—	—
Total	183,143	225,067
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,054,092
Gross Unrealized Appreciation	550,358
Gross Unrealized Depreciation	(386,715)
Net Unrealized Appreciation (Depreciation)	163,643
F.	During the year ended January 31, 2021, the fund purchased $2,426,260,000 of investment securities and sold $2,793,282,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	535,390	17,354	210,156	4,436
Issued in Lieu of Cash Distributions	54,076	1,741	59,798	1,266
Redeemed	(560,225)	(17,474)	(549,966)	(11,603)
Net Increase (Decrease)—Investor Shares	29,241	1,621	(280,012)	(5,901)
Admiral Shares
Issued	1,087,853	18,878	536,363	6,047
Issued in Lieu of Cash Distributions	110,803	1,906	145,329	1,640
Redeemed	(1,697,479)	(28,520)	(1,434,063)	(16,094)
Net Increase (Decrease)—Admiral Shares	(498,823)	(7,736)	(752,371)	(8,407)
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Energy Fund
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
Vanguard Energy ETF	18,183	—	12,694	(11,233)	5,744	332	—	—
Vanguard Market Liquidity Fund	105,830	NA1	NA1	45	—	323	—	102,984
Total	124,013			(11,188)	5,744	655	—	102,984
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Special 2020 tax information (unaudited) for Vanguard Energy Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $183,143,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 45.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q510 032021

Annual Report  |  January 31, 2021
Vanguard Global Capital Cycles Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global Capital Cycles Fund returned 22.63% for the 12 months ended January 31, 2021. The fund’s performance benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index, returned 20.70%.
•	The year was marked by the COVID-19 pandemic and efforts to contain it, as well as a tumultuous U.S. election cycle and renewed attention to issues of income inequality and social justice. Unemployment spiked and stock prices plummeted, but economic conditions improved as global policymakers approved massive stimulus programs and scientists raced to develop coronavirus vaccines. Stocks recovered from their worst lows to finish the 12 months significantly higher as the first vaccines were rolled out.
•	Returns were positive in 10 of the 11 sectors the portfolio invests in, most notably in materials, the fund’s largest sector. Utilities holdings were the biggest detractors.
•	On a regional basis, stocks of companies in emerging markets, especially those in China, contributed the most. North American and European firms detracted, particularly those in the U.S. and France.
•	Over the decade ended January 31, 2021, the fund recorded an average annual return approximately 4 percentage points below that of its spliced benchmark index. (Formerly known as Vanguard Precious Metals and Mining Fund, the fund changed its name, performance benchmark, and investment strategy on September 26, 2018.)
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
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Advisor’s Report
For the 12 months ended January 31, 2021, Vanguard Global Capital Cycles Fund returned 22.63%, ahead of the 20.70% return of the S&P Global BMI Metals & Mining 25% Weighted Index.
The investment environment
After COVID-19 broke out across the globe in early 2020, lockdown and quarantine measures caused unprecedented disruption to financial markets and economies. Global equities rebounded sharply in the second and third quarters, fueled by optimism about vaccine development, fiscal and monetary stimulus, and signs that global economic activity was improving.
In the fourth quarter, markets continued to recover after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials. However, the logistical challenges of distributing and administering the vaccines remained significant.
In the U.S., infections hit record highs, while the government agreed on a pandemic relief plan to extend many of the Coronavirus Aid, Relief, and Economic Security (CARES) Act support measures.
The European Central Bank expanded its massive monetary stimulus program by 500 billion euros as new lockdown measures weighed on the eurozone’s recovery. The U.K. and the E.U. agreed to a trade deal, setting the terms for a post-Brexit future and ending four years of political negotiations since the U.K.’s 2016 referendum on E.U. membership.
In January, global equities retreated modestly as investors continued to weigh vaccine rollouts against growing global infections.
The fund’s shortfalls
Sector allocation weighed on relative performance, most notably overweighted positions in utilities and energy and an underweight to information technology.
The fund’s largest relative detractors included Rubis SCA (utilities) and ENGIE (utilities).
Shares of fuel distribution company Rubis SCA declined because of subdued expectations for energy volumes and a reclassification from the utilities sector to refining and marketing within the energy sector. Nevertheless, we continue to believe that Rubis is very attractive (it has double-digit free cash flow yields, a high-single-digit dividend yield, and zero debt) and has a portfolio of long-life energy storage assets and growing markets. Therefore, we modestly increased our position.
ENGIE, a European utilities company, also came under pressure. Shares declined with global oil prices as the pandemic shut down economies and natural gas prices fell on concerns that a warm winter would crush heating demand. From a long-term perspective, ENGIE is undergoing a transition away from fossil fuels into renewables. This will not only enable higher growth but also increase the potential for a higher valuation as

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earnings quality improves. We continue to hold an out-of-benchmark allocation to the stock.
Another headwind has been the continued outperformance of growth relative to value. This was most notable in our large underweight to information technology. We anticipate opportunity in underappreciated industries and geographic areas—from the hard-hit natural resources sector to China, where record-low valuations and negative sentiment have combined with improvements in industry structure and shareholder alignment, which we believe is a positive setup for forward returns.
The fund’s successes
Security selection contributed to relative outperformance in aggregate. Our selections in materials (Barrick Gold, Livent), energy (Cabot Oil & Gas, NAC Kazatomprom), and communication services (Baidu, AT&T) boosted performance, as did an overweighted allocation to materials.
The fund’s largest relative contributors included Baidu and Barrick Gold. Baidu is a Chinese internet search and artificial intelligence company. Shares rose in the fourth quarter after reports that the company had held preliminary talks with automakers about the possibility of contract manufacturing or setting up a majority-owned venture to make its own electric vehicles. This would be a step forward in the race among Chinese technology companies to develop smart cars.
We believe Baidu has a unique edge in the marketplace because of its investment in autonomous driving. As the company focuses more on monetization of its assets and less on new projects, growth and margins should improve.
Shares of Barrick Gold, a global gold mining company, also rose, as investors sought gold exposure as a safe haven asset amid concerns about the potential economic impacts of the coronavirus outbreak. The company posted strong third-quarter earnings.
Barrick continues to execute well on all fronts. It remains focused on a range of environmental, social and governance (ESG)-related issues, including local employment, environmental stewardship, and improving relations with host countries.
The fund’s positioning and investment strategy
The fund invests in areas that present opportunities from changing investor sentiment resulting from cycles of under- and overinvestment in capital-intensive industries. At least 25% of the fund is invested in metals and mining securities, where capital cycles have been historically robust. The remainder of the fund focuses on industries and companies with scarce, high-quality assets that are not easily replicable. As capital flows out of areas that we believe will endure beyond any temporary negative sentiment, we look for opportunities to invest at attractive valuations.
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We have long believed parts of the market were overvalued based on growth expectations that relied too heavily on external sources of capital.. At the core, we view the high valuations of many high-growth companies—largely attributable to the low-interest-rate environment—as at odds with the long-term competitive dynamics that the easy capital environment has helped create.
We worry that the projected demand associated with the COVID-19 pandemic, combined with the easy capital environment, is setting up much more competition in segments where the companies are priced for perfection. Any pressure on margins could have a significant impact on multiples. While some stocks in the portfolio have fallen out of favor, we are encouraged that the underlying fundamentals remain compelling and constructive.
Over the past year, our framework has identified several areas of opportunity. The largest dislocations currently include the electric vehicle (EV) value chain, energy, and U.K. industrials. We have also identified capital formation opportunities throughout the EV value chain and in U.S. housing. China cut government subsidiaries for EVs more than a year ago, the pandemic impaired supply chains, and capital expenditure dropped.
We believe these factors signal an attractive opportunity because of the need for future investment. We have maintained positions in Livent and Baidu, the latter of which owns several important technologies essential for the continued evolution of EVs and autonomous driving.
We are increasingly excited about the capital cycle associated with the energy transition. We think this spend, which could be $1 trillion to $2 trillion per year globally, has the potential to create significant opportunity in utilities and in base metals and other materials companies.
In metals and mining, we have maintained positions in Anglo American and Barrick Gold. We believe that Barrick has the strongest management team in natural resources and has been raising the bar for the industry—both gold mining and mining more broadly. Through Anglo American, we gain exposure to copper—which aligns with our view that spending for renewables and low-carbon fuel sources is an enduring trend—and platinum group metals. While we reduced our gold exposure earlier in the fourth quarter, we continue to look for opportunities to add back to gold amid the uncertainty of fiscal spending.
Keith E. White
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 10, 2021
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About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended January 31, 2021
Global Capital Cycles Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,176.30	$1.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.43	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
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Global Capital Cycles Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Capital Cycles Fund	22.63%	10.93%	-6.64%	$5,029
Spliced Global Capital Cycles Index	20.70	20.05	-2.79	7,533
MSCI All Country World Index	17.02	13.56	8.91	23,479
Spliced Global Capital Cycles Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.
See Financial Highlights for dividend and capital gains information.
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Global Capital Cycles Fund
Fund Allocation
As of January 31, 2021
Communication Services	7.2%
Consumer Discretionary	1.6
Consumer Staples	3.1
Energy	7.5
Financials	11.3
Health Care	2.8
Industrials	10.9
Information Technology	4.0
Materials	32.1
Real Estate	4.5
Utilities	15.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Global Capital Cycles Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Australia (9.7%)
	BHP Group plc ADR	904,128	49,384
	Rio Tinto plc ADR	556,728	42,545
	BHP Group Ltd.	677,588	22,597
			114,526
Canada (12.3%)
	Intact Financial Corp.	552,451	60,916
	Barrick Gold Corp.	2,471,137	55,279
	Agnico Eagle Mines Ltd.	333,599	23,302
	Kinross Gold Corp.	910,399	6,355
			145,852
China (10.2%)
*	Baidu Inc. ADR	361,016	84,846
	Ningbo Joyson Electronic Corp. Class A	4,643,300	19,032
*,1	China Yangtze Power Co. Ltd. GDR	569,724	16,985
			120,863
France (13.9%)
*	Engie SA	3,796,914	58,925
	TOTAL SE	914,242	38,534
	Rubis SCA	796,281	36,041
	Cie de Saint-Gobain	405,437	20,155
	Gaztransport Et Technigaz SA	121,587	11,075
			164,730
Germany (3.0%)
	Brenntag AG	292,611	22,921
[1]	Covestro AG	186,339	12,658
			35,579
Hong Kong (1.9%)
	ASM Pacific Technology Ltd.	1,546,100	22,452
India (3.9%)
	Power Grid Corp. of India Ltd.	18,128,117	45,750
		Shares	Market Value• ($000)
Kazakhstan (1.8%)
[1]	NAC Kazatomprom JSC GDR	935,375	16,095
	NAC Kazatomprom JSC GDR	274,369	4,721
			20,816
Mexico (1.7%)
	Fresnillo plc	1,512,339	20,378
Mongolia (0.4%)
*	Turquoise Hill Resources Ltd.	408,030	4,488
South Africa (8.9%)
	Anglo American plc	2,114,906	69,567
	Gold Fields Ltd. ADR	3,784,643	35,311
			104,878
Switzerland (2.0%)
	Novartis AG (Registered)	191,597	17,348
	STMicroelectronics NV	156,484	6,270
			23,618
Taiwan (1.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	152,585	18,542
United Kingdom (2.3%)
*	Babcock International Group plc	3,647,297	11,597
*	Serco Group plc	7,104,039	11,348
*	National Express Group plc	1,190,347	4,068
			27,013
United States (26.1%)
	Medical Properties Trust Inc.	2,496,769	52,707
	Bank of America Corp.	1,273,668	37,764
*	Enstar Group Ltd.	175,285	35,094
	BWX Technologies Inc.	606,806	32,719
	Archer-Daniels-Midland Co.	505,515	25,281
*	Livent Corp.	1,069,944	19,494
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Global Capital Cycles Fund
	Shares	Market Value• ($000)
American Electric Power Co. Inc.	240,214	19,436
Viper Energy Partners LP	1,284,676	17,652
Mosaic Co.	640,463	16,626
Lockheed Martin Corp.	50,749	16,332
Bristol-Myers Squibb Co.	252,393	15,505
Procter & Gamble Co.	88,528	11,350
Fortive Corp.	144,940	9,578
		309,538
Total Common Stocks (Cost $997,987)		1,179,023
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[2] Vanguard Market Liquidity Fund, 0.107% (Cost $13,140)	131,401	13,140
Total Investments (100.8%) (Cost $1,011,127)		1,192,163
Other Assets and Liabilities—Net(-0.8%)		(10,000)
Net Assets (100%)		1,182,163
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value of these securities was $45,738,000, representing 3.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
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Global Capital Cycles Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $997,987)	1,179,023
Affiliated Issuers (Cost $13,140)	13,140
Total Investments in Securities	1,192,163
Investment in Vanguard	45
Receivables for Investment Securities Sold	4,613
Receivables for Accrued Income	678
Receivables for Capital Shares Issued	1,022
Total Assets	1,198,521
Liabilities
Due to Custodian	2,413
Payables for Investment Securities Purchased	12,616
Payables for Capital Shares Redeemed	923
Payables to Investment Advisor	337
Payables to Vanguard	69
Total Liabilities	16,358
Net Assets	1,182,163
At January 31, 2021, net assets consisted of:

Paid-in Capital	3,360,346
Total Distributable Earnings (Loss)	(2,178,183)
Net Assets	1,182,163

Net Assets
Applicable to 123,523,798 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,182,163
Net Asset Value Per Share	$9.57
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends[1]	29,443
Interest[2]	162
Securities Lending—Net	148
Total Income	29,753
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,554
Performance Adjustment	(283)
The Vanguard Group—Note C
Management and Administrative	2,237
Marketing and Distribution	99
Custodian Fees	53
Auditing Fees	32
Shareholders’ Reports	27
Trustees’ Fees and Expenses	3
Total Expenses	3,722
Net Investment Income	26,031
Realized Net Gain (Loss)
Investment Securities Sold[2]	38,759
Foreign Currencies	409
Realized Net Gain (Loss)	39,168
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	140,225
Foreign Currencies	26
Change in Unrealized Appreciation (Depreciation)	140,251
Net Increase (Decrease) in Net Assets Resulting from Operations	205,450
1	Dividends are net of foreign withholding taxes of $2,108,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $162,000, ($3,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,031	35,453
Realized Net Gain (Loss)	39,168	(37,364)
Change in Unrealized Appreciation (Depreciation)	140,251	95,274
Net Increase (Decrease) in Net Assets Resulting from Operations	205,450	93,363
Distributions[1]
Total Distributions	(23,982)	(30,515)
Capital Share Transactions
Issued	177,189	171,647
Issued in Lieu of Cash Distributions	21,201	26,951
Redeemed	(410,113)	(448,234)
Net Increase (Decrease) from Capital Share Transactions	(211,723)	(249,636)
Total Increase (Decrease)	(30,255)	(186,788)
Net Assets
Beginning of Period	1,212,418	1,399,206
End of Period	1,182,163	1,212,418
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.97	$7.62	$10.57	$10.74	$6.22
Investment Operations
Net Investment Income[1]	.197	.212	.122	.049	.066[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.597	.337	(2.858)	(.217)	4.615
Total from Investment Operations	1.794	.549	(2.736)	(.168)	4.681
Distributions
Dividends from Net Investment Income	(.194)	(.199)	(.214)	(.002)	(.161)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.194)	(.199)	(.214)	(.002)	(.161)
Net Asset Value, End of Period	$9.57	$7.97	$7.62	$10.57	$10.74
Total Return[3]	22.63%	7.11%	-26.17%	-1.56%	75.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,182	$1,212	$1,399	$2,568	$2,612
Ratio of Total Expenses to Average Net Assets[4]	0.35%	0.38%	0.33%	0.36%	0.43%
Ratio of Net Investment Income to Average Net Assets	2.43%	2.68%	1.38%	0.47%	0.65%[2]
Portfolio Turnover Rate	70%	56%	110%	35%	29%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.03)%, 0.00%, (0.04)%, 0.00%, and 0.06%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Notes to Financial Statements
Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more
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Global Capital Cycles Fund
or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income
16

Global Capital Cycles Fund
includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp, beginning February 1, 2020, the basic fee will be subject to quarterly adjustments based on the performance relative to the Custom Global Capital Cycles Index since January 31, 2019. For the year ended January 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $283,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $45,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
17

Global Capital Cycles Fund
The following table summarizes the market value of the fund's investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	690,506	488,517	—	1,179,023
Temporary Cash Investments	13,140	—	—	13,140
Total	703,646	488,517	—	1,192,163
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,482
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,360,718)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	181,062
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income	23,982	30,515
Long-Term Capital Gains	—	—
Total	23,982	30,515
18

Global Capital Cycles Fund
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,011,127
Gross Unrealized Appreciation	228,994
Gross Unrealized Depreciation	(47,958)
Net Unrealized Appreciation (Depreciation)	181,036
F.  During the year ended January 31, 2021, the fund purchased $731,358,000 of investment securities and sold $900,500,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2021 Shares (000)	2020 Shares (000)

Issued	21,854	21,681
Issued in Lieu of Cash Distributions	2,335	3,259
Redeemed	(52,703)	(56,526)
Net Increase (Decrease) in Shares Outstanding	(28,514)	(31,586)
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
19

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
20

Special 2020 tax information (unaudited) for Vanguard Global Capital Cycles Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $23,982,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 21.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The fund designates to shareholders foreign source income of $25,388,000 and foreign taxes paid of $1,784,000. Shareholders received more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.
21

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q530 032021

Annual Report   |   January 31, 2021
Vanguard Health Care Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
Results of Proxy Voting	6
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, Vanguard Health Care Fund returned 16.16% for Investor Shares and 16.21% for Admiral Shares. These results trailed the 17.74% return of the fund’s benchmark, the MSCI All Country World Health Care Index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the 12 months significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines late in the period.
•	The advisor’s health care equipment holdings significantly lagged their counterparts in the benchmark and trimmed relative returns the most. Stock selection in health care technology and mismatched allocations in supplies; facilities; and life sciences, tools, and services also hurt relative returns.
•	On a more positive note, the advisor’s stock selection in pharmaceuticals––the fund’s largest allocation––boosted relative returns.
•	For the 10 years ended January 31, 2021, the fund returned an annualized average of 15.00% for Investor Shares and 15.06% for Admiral Shares. Its benchmark recorded an average annual return of 13.44%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

Advisor’s Report
For the 12 months ended January 31, 2021, Investor Shares of Vanguard Health Care Fund returned 16.16% and Admiral Shares returned 16.21%. These results lagged the 17.74% return of the benchmark, the MSCI All Country World Health Care Index.
The investment environment
We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.
Medical technology was the top-performing subsector in the benchmark during the twelve-month period, followed by health care services and biopharma mid-caps. Biopharma large-caps lagged the broader health care sector. Small-cap biopharmaceuticals performed particularly well during the period, though this segment is not significantly represented in the benchmark.
Our successes
Stock selection was strongest in the biopharma large-cap subsector. From an allocation perspective, our underweight to underperforming biopharma large-caps contributed to relative performance, as did our overweight to biopharma mid-caps.
Eli Lilly, a U.S.-based biopharma large-cap company, was the top relative performer. Performance was driven by positive clinical developments, including solid Phase 3 study results for the company’s injectable Type 2 diabetes drug, characterized by impressive weight loss and an acceptable tolerability profile. The firm also announced news of promising results from a Phase 2 study of Donanemab, an investigational antibody therapy for the treatment of Alzheimer’s disease.
Another top contributor to relative performance was our decision to not own biopharma large-cap company GlaxoSmithKline. Shares declined because of some pipeline disappointments and the potential for a lower dividend when the company splits off its consumer business.
An underweight to biopharma large-cap company Merck & Co. was also among the top relative contributors. The company’s share price suffered after COVID-related disruption to patient-physician interactions such as issuing prescriptions and administering vaccines during 2020. Questions also increased about the company’s pipeline and how it will navigate the Keytruda patent expiration later this decade.
Our shortfalls
Stock selection detracted from the fund’s performance, particularly in medical technology. From an allocation perspective, our underweight to the strongly performing subsector also hurt relative performance.
Biopharma mid-cap generic pharmaceutical company Mylan, now

2

Viatris after merging with Pfizer’s Upjohn business, was the largest detractor from performance. Shares lagged throughout the year because of concerns about revenue growth and profitability as a result of the Upjohn merger, in addition to pricing pressure among generics and COVID-related business disruptions.
Boston Scientific also hurt relative performance. As COVID-19 spread globally, the medical device company’s share price suffered because of business disruption from a decline in medical procedures. More recently, the company reported disappointing results from the failure of the Scope II trial and a global voluntary recall of all unused LOTUS Edge Aortic Valve Systems because of complexities associated with the product delivery system.
Eisai, a biopharma large-cap company, was another top detractor from relative performance. The share price fell sharply in November after a panel of external Food and Drug Administration (FDA) advisers voted against approval of Biogen’s Alzheimer’s disease drug candidate, aducanumab. Biogen and Eisai partnered in the development of BAN-2401, a similar drug candidate. However, the FDA’s briefing document was highly encouraging in our view, and we expect the FDA will find a path to approval in the coming months.
The fund’s positioning and outlook
At the period’s end, we held about 28% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily companies domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Denmark, many of which operate globally. We believe this strategy provides diversification for shareholders over the long term.
The fund held 95 companies in all subsectors of health care as of the end of the period, similar to the 89 we held a year ago. The 10 largest holdings represented a significant 40% of total assets.
We expect the human and economic impact of COVID-19 to remain challenging, but we continue to be optimistic with the rollout of effective vaccines underway. We are paying close attention to the emergence of novel variants of the SARS-CoV-2 virus, but we expect the vaccines to offer protection against them, perhaps aided by boosters. This should lead to a gradual normalization of health care services and procedures as the year progresses.
The COVID-19 crisis highlighted the importance of the health care industry in serving individuals, and the power of innovation in solving the world’s problems. The long-lasting impacts will be a more robust global diagnostic system, the emergence of new vaccine and antibody platforms to treat infectious disease, a greater appreciation for the biology revolution taking place in biopharmaceutical research, and the need to equitably provide access to health care
3

services. All of these trends should benefit our fund holdings in the coming years.
The past year was unusual for health care stock performance. Some stocks highly discounted the benefit of pandemic-related revenues, while for others it became a negative distraction. Some biotech, diagnostics, and high-growth stocks were propelled by market liquidity, while others traded at multiyear lows in valuation. Our process is grounded in a strong fundamental and valuation philosophy, and we strived to maintain that discipline.
We seek companies that look to provide solutions to the challenges facing the health care delivery system globally by shifting focus from volume to value. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge health care should continue to drive the growth of the health care sector. We believe that we are favorably positioned to capitalize on that potential growth.
A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity that are best-positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.
Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager
Wellington Management Company llp
February 16, 2021
4

Major Portfolio Changes
Year ended January 31, 2021
Additions	Comments
Stryker	We initiated a new position in Stryker, a medical device and equipment maker focused on orthopedics, surgical, and spinal applications. Stryker is a high-quality business that suffered in the short term from COVID-related delays to procedures, giving us the opportunity to invest in a long-term secular winner in orthopedic robotic surgery.
Laboratory Corporation of America	We initiated a new position in Laboratory Corporation of America, a company with businesses in clinical laboratory services and contract research organization. The company’s diagnostics business is likely to see sustainable benefits driven by secular demand for its services as a result of COVID-19 in the short term, and in the long term, the company is making strides to improve its CRO business.
Reductions	Comments
Medtronic	We eliminated the fund’s position in Medtronic, a global medical device company, in order to take advantage of weakness in other medical technology companies that underperformed because of COVID-related disruption.
CVS Health	We eliminated pharmacy and managed-care company CVS, which outperformed other managed-care companies early in 2020. We took the opportunity to shift into managed-care companies with more attractive long-term outlooks, such as Anthem and Humana.
5

Results of Proxy Voting
At a joint special meeting of shareholders on January 22, 2021, fund shareholders approved the following proposal:
Proposal—Reclassify the diversification status of Vanguard Health Care Fund to non-diversified and eliminate a related fundamental policy.
Reclassifying the fund’s diversification status to non-diversified, as defined by the Investment Company Act of 1940, and eliminating a related fundamental policy provides the fund’s portfolio managers with increased investment flexibility and potential for better investment performance.
Vanguard Fund	For	Abstain	Against	Broker Non-Votes	Percentage For
Health Care Fund	253,776,351	15,890,704	24,014,302	0	86.4%
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended January 31, 2021
Health Care Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.33	$1.71
Admiral™ Shares	1,000.00	1,064.53	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.48	$1.68
Admiral Shares	1,000.00	1,023.73	1.42
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
8

Health Care Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Fund Investor Shares	16.16%	11.15%	15.00%	$40,460
MSCI All Country World Health Care Index	17.74	11.94	13.44	35,281
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Health Care Fund Admiral Shares	16.21%	11.20%	15.06%	$203,318
MSCI All Country World Health Care Index	17.74	11.94	13.44	176,404
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	176,714
See Financial Highlights for dividend and capital gains information.
9

Health Care Fund
Fund Allocation
As of January 31, 2021
Biotechnology	20.3%
Health Care Equipment	16.0
Health Care Facilities	3.6
Health Care Services	0.7
Health Care Supplies	0.6
Health Care Technology	1.8
Life Sciences Tools & Services	6.5
Managed Health Care	11.6
Office REITs	0.1
Pharmaceuticals	38.8
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Health Care Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Belgium (3.1%)
[1]	UCB SA	10,238,136	1,060,182
*	Argenx SE	1,108,736	323,304
*	Galapagos NV	1,175,458	122,920
			1,506,406
Brazil (0.1%)
	Notre Dame Intermedica Participacoes SA	1,699,100	29,346
China (1.4%)
*,2	Wuxi Biologics Cayman Inc.	19,032,000	266,485
[2]	WuXi AppTec Co. Ltd. Class H	8,198,680	195,025
*	Zai Lab Ltd.	862,000	136,603
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	14,799,500	66,484
*,2	Microport Cardioflow Medtech Corp.	1,348,000	2,121
*,2	Shanghai Henlius Biotech Inc. Class H	112,117	571
			667,289
Denmark (1.8%)
*	Genmab A/S	1,953,376	777,726
*	Genmab A/S ADR	3,150,246	125,002
			902,728
Germany (0.1%)
*	MorphoSys AG	440,981	52,654
Hong Kong (0.6%)
*	BeiGene Ltd. ADR	883,826	282,824
*,2	Everest Medicines Ltd.	149,500	1,623
			284,447
Japan (9.1%)
[1]	Eisai Co. Ltd.	17,856,177	1,303,206
	Daiichi Sankyo Co. Ltd.	24,630,090	792,868
	Astellas Pharma Inc.	48,080,280	780,441
	Ono Pharmaceutical Co. Ltd.	19,628,460	585,892
	Chugai Pharmaceutical Co. Ltd.	10,469,800	547,876
	Terumo Corp.	8,498,900	330,315
	Nippon Shinyaku Co. Ltd.	1,977,800	145,603
			4,486,201
Netherlands (1.0%)
	Koninklijke Philips NV	8,996,518	490,393
11

Health Care Fund
		Shares	Market Value• ($000)
Switzerland (4.2%)
	Novartis AG (Registered)	21,001,073	1,901,546
*	Alcon Inc.	2,550,401	183,036
			2,084,582
United Kingdom (6.2%)
	AstraZeneca plc	24,055,143	2,453,894
	Smith & Nephew plc	13,455,498	283,289
	Hikma Pharmaceuticals plc	6,910,934	226,951
*	Abcam plc ADR	4,175,559	96,581
			3,060,715
United States (69.6%)
	UnitedHealth Group Inc.	8,313,431	2,773,194
	Pfizer Inc.	73,106,615	2,624,528
	Eli Lilly and Co.	10,919,021	2,270,829
	Bristol-Myers Squibb Co.	30,043,191	1,845,553
*	Boston Scientific Corp.	41,502,430	1,470,846
	Thermo Fisher Scientific Inc.	2,833,759	1,444,367
	Abbott Laboratories	11,459,418	1,416,269
	Anthem Inc.	4,679,915	1,389,841
*	Regeneron Pharmaceuticals Inc.	2,556,310	1,287,971
*	Biogen Inc.	4,211,414	1,190,188
*,1	Alnylam Pharmaceuticals Inc.	7,829,530	1,178,188
	Danaher Corp.	4,572,566	1,087,539
*	Viatris Inc.	59,235,741	1,006,415
*	HCA Healthcare Inc.	6,083,989	988,527
*	Vertex Pharmaceuticals Inc.	4,200,114	962,162
*	Incyte Corp.	10,484,320	940,968
*	Edwards Lifesciences Corp.	9,131,833	754,107
	Cerner Corp.	8,840,327	708,199
	Stryker Corp.	2,911,914	643,562
	Humana Inc.	1,598,438	612,378
	Baxter International Inc.	7,782,641	597,940
*	Centene Corp.	9,573,772	577,298
*	Universal Health Services Inc. Class B	3,564,112	444,374
	Agilent Technologies Inc.	3,049,141	366,415
*	Elanco Animal Health Inc.	11,077,272	321,573
*	Laboratory Corp. of America Holdings	1,387,554	317,625
*	Seagen Inc.	1,897,213	311,655
*,1	Agios Pharmaceuticals Inc.	6,435,516	302,276
*,1	Alkermes plc	13,605,397	285,577
*	Illumina Inc.	618,833	263,895
*,1	Nektar Therapeutics Class A	13,045,706	257,000
	Teleflex Inc.	652,004	246,216
*,1	Bluebird Bio Inc.	5,338,722	237,840
*	Acadia Healthcare Co. Inc.	3,839,756	194,599
*	PPD Inc.	5,428,172	174,570
*	PRA Health Sciences Inc.	1,412,629	174,092
*	IQVIA Holdings Inc.	950,511	169,001
*,1	Allscripts Healthcare Solutions Inc.	9,845,231	162,446
*	Mirati Therapeutics Inc.	734,259	150,765
	Royalty Pharma plc Class A	3,053,455	143,543
*	Ascendis Pharma A/S ADR	942,809	141,563
*	Molina Healthcare Inc.	657,961	140,547
*	Quidel Corp.	512,327	128,579
*	Reata Pharmaceuticals Inc. Class A	1,237,211	128,163
12

Health Care Fund
		Shares	Market Value• ($000)
*	Exact Sciences Corp.	911,215	124,982
*	Penumbra Inc.	455,684	118,975
*,1	Ironwood Pharmaceuticals Inc. Class A	10,902,066	111,419
*	Hologic Inc.	1,358,813	108,338
*	Sarepta Therapeutics Inc.	1,020,307	91,215
	Encompass Health Corp.	1,118,557	89,932
	Hill-Rom Holdings Inc.	895,896	86,042
	Alexandria Real Estate Equities Inc.	439,900	73,512
*	Arena Pharmaceuticals Inc.	764,026	56,721
*	Turning Point Therapeutics Inc.	424,352	53,252
*	PTC Therapeutics Inc.	868,354	50,208
*	ALX Oncology Holdings Inc.	618,227	48,995
*	Acceleron Pharma Inc.	419,076	48,416
*	Amneal Pharmaceuticals Inc.	9,306,210	44,763
*	Rocket Pharmaceuticals Inc.	723,218	39,835
*	Blueprint Medicines Corp.	394,542	38,172
*	NeoGenomics Inc.	622,800	33,021
*	Kodiak Sciences Inc.	226,890	28,659
*	Horizon Therapeutics plc	339,230	24,587
*	Apellis Pharmaceuticals Inc.	542,358	24,010
*	TG Therapeutics Inc.	480,391	23,189
*	Allakos Inc.	163,604	21,813
*	REVOLUTION Medicines Inc.	262,281	11,053
			34,184,292
Total Common Stocks (Cost $27,358,999)			47,749,053
Temporary Cash Investments (2.9%)
Money Market Fund (0.0%)
[3]	Vanguard Market Liquidity Fund, 0.107%	958	96
		Face Amount ($000)
Repurchase Agreements (2.2%)
	Bank of America Securities, LLC, 0.060%, 2/1/21 (Dated 1/29/21, Repurchase Value $13,200,000, collateralized by U.S. Treasury Note 2.500%, 1/31/24, with a value of $13,464,000)	13,200	13,200
	Bank of Nova Scotia, 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $283,801,000, collateralized by U.S. Treasury Bill 0.000%, 2/16/21–6/8/21 and U.S. Treasury Note/Bond 0.125%–7.625%, 8/31/21–2/15/50, with a value of $289,477,000)	283,800	283,800
	Barclays Capital Inc., 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $83,700,000, collateralized by U.S. Treasury Note 2.625%, 6/30/23, with a value of $85,374,000)	83,700	83,700
	BNP Paribas Securities Corp., 0.050%, 2/1/21 (Dated 1/29/21, Repurchase Value $4,100,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%–3.174%, 12/1/35–9/1/49, Federal National Mortgage Association 2.647%–3.500%, 11/1/36–9/1/49, and Government National Mortgage Association 2.734%–4.000%, 11/20/34–11/20/50, with a value of $4,182,000)	4,100	4,100
	Credit Agricole Securities (USA) Inc., 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $102,300,000, collateralized by U.S. Treasury Inflation Indexed Note 0.125%–0.375%, 1/15/22–1/15/27, with a value of $104,346,000)	102,300	102,300
13

Health Care Fund
	Face Amount ($000)	Market Value• ($000)
HSBC Bank USA, 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $50,100,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.375%–3.875%, 1/15/27–2/15/47, with a value of $51,102,000)	50,100	50,100
HSBC Bank USA, 0.060%, 2/1/21 (Dated 1/29/21, Repurchase Value $101,401,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%, 1/1/51 and Federal National Mortgage Association 2.500%–4.500%, 3/1/26–1/1/51, with a value of $103,428,000)	101,400	101,400
Naxtixis SA, 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $230,301,000, collateralized by Federal Home Loan Mortgage Corp. 0.000%, 12/11/25–9/15/29, U.S. Treasury Bill 0.000%, 5/20/21–9/9/21, U.S. Treasury Inflation Indexed Note/Bond 0.750%–2.500%, 1/15/28–2/15/45 and U.S. Treasury Note/Bond 0.125%–4.750%, 5/15/21–11/15/48, with a value of $234,906,000)	230,300	230,300
Nomura International plc, 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $151,801,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.625%, 7/15/25–2/15/43 and U.S. Treasury Note 0.125%, 6/30/22–9/30/22, with a value of $154,836,000)	151,800	151,800
RBC Capital Markets LLC, 0.050%, 2/1/21 (Dated 1/29/21, Repurchase Value $10,700,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–4.500%, 1/1/33–10/1/50 and Federal National Mortgage Association 3.500%–4.000%, 3/1/42–1/1/58, with a value of $10,914,000)	10,700	10,700
Wells Fargo & Co., 0.060%, 2/1/21 (Dated 1/29/21, Repurchase Value $12,300,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%, 1/1/51, with a value of $12,546,000)	12,300	12,300
		1,043,700
U.S. Government and Agency Obligations (0.7%)
U.S. Cash Management Bill, 0.103%, 4/6/21	75,000	74,992
U.S. Treasury Bill, 0.077%, 2/4/21	100,000	100,000
U.S. Treasury Bill, 0.091%, 2/16/21	75,000	74,999
U.S. Treasury Bill, 0.086%, 3/25/21	100,000	99,993
		349,984
Total Temporary Cash Investments (Cost $1,393,763)		1,393,780
Total Investments (100.1%) (Cost $28,752,762)		49,142,833
Other Assets and Liabilities—Net (-0.1%)		(32,160)
Net Assets (100%)		49,110,673
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $465,825,000, representing 0.9% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Health Care Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,731,195)	44,244,603
Affiliated Issuers (Cost $4,021,567)	4,898,230
Total Investments in Securities	49,142,833
Investment in Vanguard	1,867
Cash	33
Receivables for Investment Securities Sold	156,756
Receivables for Accrued Income	105,731
Receivables for Capital Shares Issued	13,916
Total Assets	49,421,136
Liabilities
Payables for Investment Securities Purchased	254,924
Payables to Investment Advisor	16,136
Payables for Capital Shares Redeemed	37,158
Payables to Vanguard	2,245
Total Liabilities	310,463
Net Assets	49,110,673
At January 31, 2021, net assets consisted of:

Paid-in Capital	28,118,253
Total Distributable Earnings (Loss)	20,992,420
Net Assets	49,110,673

Investor Shares—Net Assets
Applicable to 38,160,699 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,341,838
Net Asset Value Per Share—Investor Shares	$218.60

Admiral Shares—Net Assets
Applicable to 442,312,461 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,768,835
Net Asset Value Per Share—Admiral Shares	$92.17

See accompanying Notes, which are an integral part of the Financial Statements.
15

Health Care Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	557,816
Dividends—Affiliated Issuers[2]	37,390
Interest—Unaffiliated Issuers	3,059
Securities Lending—Net	3,132
Total Income	601,397
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,484
Performance Adjustment	(6,559)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,385
Management and Administrative—Admiral Shares	52,044
Marketing and Distribution—Investor Shares	710
Marketing and Distribution—Admiral Shares	1,192
Custodian Fees	605
Auditing Fees	35
Shareholders' Reports and Proxy—Investor Shares	987
Shareholders' Reports and Proxy—Admiral Shares	830
Trustees’ Fees and Expenses	59
Total Expenses	132,772
Net Investment Income	468,625
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	4,315,253
Investment Securities Sold—Affiliated Issuers	(1,237,688)
Foreign Currencies	(953)
Realized Net Gain (Loss)	3,076,612
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	2,193,104
Investment Securities—Affiliated Issuers	1,360,360
Foreign Currencies	3,547
Change in Unrealized Appreciation (Depreciation)	3,557,011
Net Increase (Decrease) in Net Assets Resulting from Operations	7,102,248
1	Dividends are net of foreign withholding taxes of $15,932,000.
2	Dividends are net of foreign withholding taxes of $7,157,000.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Health Care Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	468,625	587,650
Realized Net Gain (Loss)	3,076,612	4,235,291
Change in Unrealized Appreciation (Depreciation)	3,557,011	793,607
Net Increase (Decrease) in Net Assets Resulting from Operations	7,102,248	5,616,548
Distributions[1]
Investor Shares	(659,397)	(1,020,974)
Admiral Shares	(3,142,312)	(4,439,397)
Total Distributions	(3,801,709)	(5,460,371)
Capital Share Transactions
Investor Shares	(1,001,082)	(145,595)
Admiral Shares	(44,287)	107,728
Net Increase (Decrease) from Capital Share Transactions	(1,045,369)	(37,867)
Total Increase (Decrease)	2,255,170	118,310
Net Assets
Beginning of Period	46,855,503	46,737,193
End of Period	49,110,673	46,855,503
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Health Care Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$204.57	$203.34	$215.96	$189.88	$200.67
Investment Operations
Net Investment Income	2.005[1]	2.506[1]	2.375[1]	2.162[1]	2.039
Net Realized and Unrealized Gain (Loss) on Investments	29.203	23.326	2.489	38.929	2.951
Total from Investment Operations	31.208	25.832	4.864	41.091	4.990
Distributions
Dividends from Net Investment Income	(1.886)	(2.428)	(2.323)	(2.059)	(1.854)
Distributions from Realized Capital Gains	(15.292)	(22.174)	(15.161)	(12.952)	(13.926)
Total Distributions	(17.178)	(24.602)	(17.484)	(15.011)	(15.780)
Net Asset Value, End of Period	$218.60	$204.57	$203.34	$215.96	$189.88
Total Return[2]	16.16%	13.16%	2.76%	22.29%	2.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,342	$8,729	$8,850	$9,853	$9,636
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.32%	0.34%	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.95%	1.25%	1.12%	1.02%	0.98%
Portfolio Turnover Rate	18%	18%	16%	11%	12%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.04%, and 0.04%.
18

Health Care Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$86.27	$85.75	$91.08	$80.09	$84.64
Investment Operations
Net Investment Income	.883[1]	1.097[1]	1.036[1]	.938[1]	.908
Net Realized and Unrealized Gain (Loss) on Investments	12.316	9.844	1.057	16.436	1.244
Total from Investment Operations	13.199	10.941	2.093	17.374	2.152
Distributions
Dividends from Net Investment Income	(.849)	(1.068)	(1.027)	(.920)	(.828)
Distributions from Realized Capital Gains	(6.450)	(9.353)	(6.396)	(5.464)	(5.874)
Total Distributions	(7.299)	(10.421)	(7.423)	(6.384)	(6.702)
Net Asset Value, End of Period	$92.17	$86.27	$85.75	$91.08	$80.09
Total Return[2]	16.21%	13.22%	2.81%	22.35%	2.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,769	$38,126	$37,888	$39,214	$33,715
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.27%	0.28%	0.33%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.99%	1.30%	1.18%	1.07%	1.03%
Portfolio Turnover Rate	18%	18%	16%	11%	12%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.04%, and 0.04%.
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Health Care Fund
Notes to Financial Statements
Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,
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Health Care Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
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Health Care Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Health Care Index for the preceding three years. For the year ended January 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $6,559,000 (0.01%) based on performance.
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Health Care Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,867,000, representing less than 0.01% of the fund’s net assets and 0.75% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	34,213,638	—	—	34,213,638
Common Stocks—Other	504,407	13,031,008	—	13,535,415
Temporary Cash Investments	96	1,393,684	—	1,393,780
Total	34,718,141	14,424,692	—	49,142,833
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies, foreign currency transactions, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	154,929
Total Distributable Earnings (Loss)	(154,929)
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Health Care Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	331,588
Undistributed Long-Term Gains	404,518
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	20,256,327
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	693,669	869,989
Long-Term Capital Gains	3,108,040	4,590,382
Total	3,801,709	5,460,371
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	28,890,717
Gross Unrealized Appreciation	21,837,252
Gross Unrealized Depreciation	(1,585,136)
Net Unrealized Appreciation (Depreciation)	20,252,116
F.	During the year ended January 31, 2021, the fund purchased $8,153,329,000 of investment securities and sold $12,713,271,000 of investment securities, other than temporary cash investments.
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Health Care Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	973,375	4,703	597,477	2,991
Issued in Lieu of Cash Distributions	619,156	3,096	960,801	4,742
Redeemed	(2,593,613)	(12,311)	(1,703,873)	(8,580)
Net Increase (Decrease)—Investor Shares	(1,001,082)	(4,512)	(145,595)	(847)
Admiral Shares
Issued	2,668,213	30,075	1,115,698	13,215
Issued in Lieu of Cash Distributions	2,766,485	32,638	3,932,657	46,023
Redeemed	(5,478,985)	(62,362)	(4,940,627)	(59,104)
Net Increase (Decrease)—Admiral Shares	(44,287)	351	107,728	134
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Health Care Fund
H.	Certain of the fund investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company or the issuer was another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
Agios Pharmaceuticals Inc.	313,603	—	—	—	(11,327)	—	—	302,276
Alkermes plc	232,465	3,802	—	—	49,310	—	—	285,577
Allscripts Healthcare Solutions Inc.	84,472	—	—	—	77,974	—	—	162,446
Alnylam Pharmaceuticals Inc.	1,064,513	—	218,333	83,836	248,172	—	—	1,178,188
Bluebird Bio Inc.	366,946	38,682	—	—	(167,788)	—	—	237,840
Eisai Co. Ltd.	1,391,076	—	47,794	(692)	(39,384)	24,711	—	1,303,206
Ironwood Pharmaceuticals Inc. Class A	127,468	3,300	—	—	(19,349)	—	—	111,419
Mylan NV	978,113	68,995	790,677	(1,248,198)	991,767	—	—	NA1
Nektar Therapeutics Class A	266,379	—	6,988	(24,774)	22,383	—	—	257,000
Portola Pharmaceuticals Inc.	NA2	8,333	84,216	(78,477)	108,272	—	—	—
UCB SA	1,060,486	—	131,275	30,623	100,348	12,679	—	1,060,182
Vanguard Market Liquidity Fund	115,658	NA3	NA3	(6)	(18)	—	—	96
Total	6,001,179			(1,237,688)	1,360,360	37,390	—	4,898,230
1	Not applicable—in November 2020, Mylan NV merged into Viatris Inc.
2	Not applicable—at January 31, 2021, and January 31, 2020, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Special 2020 tax information (unaudited) for Vanguard Health Care Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $3,221,361,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $600,288,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 36.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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Q520 032021

Annual Report  |  January 31, 2021
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, returns for Vanguard Real Estate Index Fund ranged from –5.88% for Investor Shares to –5.68% for Institutional Shares. Vanguard Real Estate II Index Fund returned –5.70%. The results were in line with those of the funds’ benchmark index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard.
•	Stocks initially plummeted as infections surged, but they finished the 12 months significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines late in the period.
•	Specialized real estate investment trusts (REITs), the funds’ largest holding, contributed most to their returns. Retail, residential, and office REITs were the main detractors for both funds.
•	For the 10 years ended January 31, 2021, average annual returns for the Real Estate Index Fund ranged from 8.18% for Investor Shares to 8.36% for Institutional Shares, in line with its benchmark’s return. The Real Estate Index II Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,068.30	$1.35
ETF Shares	1,000.00	1,068.80	0.57
AdmiralTM Shares	1,000.00	1,069.10	0.57
Institutional Shares	1,000.00	1,069.40	0.47
Real Estate II Index Fund	$1,000.00	$1,069.40	$0.42
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.88	$1.32
ETF Shares	1,000.00	1,024.58	0.56
Admiral Shares	1,000.00	1,024.58	0.56
Institutional Shares	1,000.00	1,024.68	0.46
Real Estate II Index Fund	$1,000.00	$1,024.73	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-5.88%	6.23%	8.18%	$21,955
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343
Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-5.80%	6.37%	8.32%	$22,240
Real Estate Index Fund ETF Shares Market Price	-5.85	6.38	8.32	22,233
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-5.74%	6.38%	8.33%	$22,264
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-5.68%	6.41%	8.36%	$11,159,886
Real Estate Spliced Index	-5.64	6.48	8.42	11,225,120
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	17,671,413
Cumulative Returns of ETF Shares: January 31, 2011, Through January 31, 2021
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-5.85%	36.23%	122.33%
Real Estate Index Fund ETF Shares Net Asset Value	-5.80	36.16	122.40
Real Estate Spliced Index	-5.64	36.87	124.50
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund
Fund Allocation
As of January 31, 2021
Diversified Real Estate Activities	0.2%
Diversified REITs	3.6
Health Care REITs	8.8
Hotel & Resort REITs	3.1
Industrial REITs	11.0
Office REITs	7.5
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	3.5
Residential REITs	13.6
Retail REITs	9.3
Specialized REITs	38.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (96.1%)
Diversified REITs (3.2%)
WP Carey Inc.	7,776,388	516,352
VEREIT Inc.	9,640,598	339,638
STORE Capital Corp.	10,766,448	333,975
PS Business Parks Inc.	921,581	125,446
Colony Capital Inc.	21,555,230	106,914
Essential Properties Realty Trust Inc.	4,157,789	86,565
Washington REIT	3,680,270	80,745
Global Net Lease Inc.	3,999,761	64,436
Empire State Realty Trust Inc. Class A	6,533,622	64,422
American Assets Trust Inc.	2,284,536	63,122
iStar Inc.	3,360,261	51,009
Alexander & Baldwin Inc.	3,076,276	46,513
Armada Hoffler Properties Inc.	2,587,655	27,817
Gladstone Commercial Corp.	1,523,366	26,979
One Liberty Properties Inc.	735,955	14,749
		1,948,682
Health Care REITs (7.7%)
Welltower Inc.	18,659,538	1,130,768
Ventas Inc.	16,682,668	768,571
Healthpeak Properties Inc.	24,071,319	713,715
Medical Properties Trust Inc.	25,640,709	541,275
Omega Healthcare Investors Inc.	10,149,089	367,600
Healthcare Trust of America Inc. Class A	9,773,441	276,100
Healthcare Realty Trust Inc.	6,084,068	182,583
Physicians Realty Trust	9,307,942	164,099
Sabra Health Care REIT Inc.	9,191,874	154,332
National Health Investors Inc.	1,996,460	129,450
CareTrust REIT Inc.	4,279,495	96,117
LTC Properties Inc.	1,755,712	67,841
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	964,498	43,132
	Diversified Healthcare Trust	10,628,958	42,728
	Universal Health Realty Income Trust	584,347	34,874
	Global Medical REIT Inc.	1,967,643	24,674
	New Senior Investment Group Inc.	3,717,699	19,704
			4,757,563
Hotel & Resort REITs (2.7%)
	Host Hotels & Resorts Inc.	31,531,814	427,256
	MGM Growth Properties LLC Class A	5,878,402	183,112
	Park Hotels & Resorts Inc.	10,535,382	175,730
	Ryman Hospitality Properties Inc.	2,335,644	151,466
	Apple Hospitality REIT Inc.	9,481,586	118,330
	Pebblebrook Hotel Trust	5,850,997	107,541
	Sunstone Hotel Investors Inc.	9,639,918	103,147
	RLJ Lodging Trust	7,380,391	95,281
	Service Properties Trust	7,356,045	78,048
	Xenia Hotels & Resorts Inc.	5,082,696	73,547
*	DiamondRock Hospitality Co.	8,916,297	73,114
	Summit Hotel Properties Inc.	4,730,220	38,315
	Chatham Lodging Trust	2,103,034	22,523
	CorePoint Lodging Inc.	1,817,455	12,377
*	Hersha Hospitality Trust Class A	1,556,156	11,889
			1,671,676
Industrial REITs (9.7%)
	Prologis Inc.	33,033,488	3,409,056
	Duke Realty Corp.	16,569,407	655,486
	Americold Realty Trust	9,103,671	317,809
	Rexford Industrial Realty Inc.	5,534,252	270,846
	EastGroup Properties Inc.	1,758,346	237,623

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	5,686,648	231,106
	STAG Industrial Inc.	6,666,683	198,667
	Innovative Industrial Properties Inc.	970,522	181,604
	Terreno Realty Corp.	3,055,511	172,881
	Lexington Realty Trust	12,375,630	126,850
	Monmouth Real Estate Investment Corp.	4,164,294	72,167
	Industrial Logistics Properties Trust	2,916,068	61,850
			5,935,945
Office REITs (6.6%)
	Alexandria Real Estate Equities Inc.	5,639,110	942,352
	Boston Properties Inc.	6,611,284	603,412
	Vornado Realty Trust	7,265,725	288,885
	Kilroy Realty Corp.	4,635,522	262,510
[1]	SL Green Realty Corp.	3,275,568	221,035
	Douglas Emmett Inc.	7,842,536	217,317
	Cousins Properties Inc.	6,643,927	209,549
	Highwoods Properties Inc.	4,645,818	174,172
	JBG SMITH Properties	5,384,142	160,771
	Hudson Pacific Properties Inc.	6,857,382	160,737
	Equity Commonwealth	5,434,619	154,941
	Corporate Office Properties Trust	5,016,094	131,773
	Piedmont Office Realty Trust Inc. Class A	5,633,019	86,636
	Brandywine Realty Trust	7,624,310	83,867
	Easterly Government Properties Inc.	3,561,171	78,168
	Paramount Group Inc.	7,936,496	70,555
	Columbia Property Trust Inc.	5,114,265	69,554
	Mack-Cali Realty Corp.	4,056,754	51,642
	Office Properties Income Trust	2,156,930	49,911
	Franklin Street Properties Corp.	4,806,670	19,755
	City Office REIT Inc.	1,942,682	18,300
*,2	New York REIT Liquidating LLC	1,208	15
			4,055,857
Other (12.0%)[3]
[4,5]	Vanguard Real Estate II Index Fund	360,944,844	7,399,530
Residential REITs (11.9%)
	AvalonBay Communities Inc.	6,293,344	1,030,032
	Equity Residential	16,643,445	1,025,902
	Invitation Homes Inc.	25,064,721	738,908
	Essex Property Trust Inc.	2,915,878	698,674
	Mid-America Apartment Communities Inc.	5,113,831	678,861
	Sun Communities Inc.	4,394,239	628,947
		Shares	Market Value• ($000)
	UDR Inc.	13,194,168	507,316
	Equity LifeStyle Properties Inc.	7,737,708	470,762
	Camden Property Trust	4,355,080	444,871
	American Homes 4 Rent Class A	12,621,180	381,538
*	Apartment Income REIT Corp.	6,657,599	258,115
	American Campus Communities Inc.	6,154,911	253,336
	Independence Realty Trust Inc.	4,238,884	56,292
	Centerspace	573,149	40,086
	NexPoint Residential Trust Inc.	868,758	34,290
	Apartment Investment & Management Co. Class A	6,660,101	30,570
	UMH Properties Inc.	1,665,426	24,482
	Preferred Apartment Communities Inc. Class A	2,257,410	16,231
			7,319,213
Retail REITs (8.1%)
	Simon Property Group Inc.	14,538,420	1,351,055
	Realty Income Corp.	15,428,396	911,201
	Regency Centers Corp.	7,585,383	357,878
	Kimco Realty Corp.	19,340,432	319,311
	National Retail Properties Inc.	7,758,778	302,592
	Federal Realty Investment Trust	3,213,254	281,353
	Brixmor Property Group Inc.	13,258,310	224,463
	Spirit Realty Capital Inc.	4,607,596	177,669
	Agree Realty Corp.	2,408,143	152,195
	Weingarten Realty Investors	5,440,995	122,477
	Retail Properties of America Inc. Class A	9,576,361	88,198
[1]	Macerich Co.	5,013,674	78,715
	SITE Centers Corp.	6,906,640	76,595
	Retail Opportunity Investments Corp.	5,269,952	74,254
	Urban Edge Properties	5,214,774	71,912
[1]	Tanger Factory Outlet Centers Inc.	4,178,433	64,473
	Kite Realty Group Trust	3,767,825	60,059
	Acadia Realty Trust	3,859,599	55,964
	Getty Realty Corp.	1,592,818	42,321
	American Finance Trust Inc. Class A	4,848,399	35,296
	RPT Realty	3,622,374	33,507
	Alexander's Inc.	102,892	27,493
*,1	Seritage Growth Properties Class A	1,246,888	22,207
	Saul Centers Inc.	623,895	18,673
	Urstadt Biddle Properties Inc. Class A	1,328,941	18,379
	Whitestone REIT	1,701,182	13,269

Real Estate Index Fund
		Shares	Market Value• ($000)
[1]	Washington Prime Group Inc.	932,611	13,150
	Retail Value Inc.	812,201	12,678
*,2	Spirit MTA REIT	2,071,263	554
	Urstadt Biddle Properties Inc.	16,033	192
			5,008,083
Specialized REITs (34.2%)
	American Tower Corp.	19,833,871	4,509,429
	Crown Castle International Corp.	19,285,185	3,071,359
	Equinix Inc.	3,959,759	2,930,063
	Digital Realty Trust Inc.	12,027,892	1,731,415
	Public Storage	7,034,525	1,601,199
	SBA Communications Corp. Class A	5,005,249	1,344,760
	Weyerhaeuser Co.	33,369,231	1,040,786
	Extra Space Storage Inc.	5,771,241	656,709
	VICI Properties Inc.	23,863,088	603,259
[1]	Iron Mountain Inc.	12,884,208	433,811
	Gaming & Leisure Properties Inc.	9,482,753	390,026
	CyrusOne Inc.	5,225,301	381,186
	Lamar Advertising Co. Class A	3,863,104	312,061
	CubeSmart	8,662,145	301,789
	Life Storage Inc.	3,146,282	256,674
	CoreSite Realty Corp.	1,901,494	255,637
	Rayonier Inc.	6,104,800	187,723
	QTS Realty Trust Inc. Class A	2,741,579	178,477
	PotlatchDeltic Corp.	2,990,319	142,818
	EPR Properties	3,335,948	132,237
	Outfront Media Inc.	6,456,684	117,705
	National Storage Affiliates Trust	3,075,418	112,376
	Uniti Group Inc.	8,245,420	101,501
	Four Corners Property Trust Inc.	3,143,833	82,871
[1]	GEO Group Inc.	5,425,762	48,506
[1]	Safehold Inc.	570,804	42,000
	CatchMark Timber Trust Inc. Class A	2,181,376	19,894
			20,986,271
Total Equity Real Estate Investment Trusts (REITs) (Cost $54,797,767)			59,082,820
Real Estate Management & Development (3.8%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	1,448,962	64,479
	RMR Group Inc. Class A	683,589	25,211
*	Tejon Ranch Co.	995,662	15,861
*	Five Point Holdings LLC Class A	2,313,879	14,577
			120,128
		Shares	Market Value• ($000)
Real Estate Development (0.3%)
*	Howard Hughes Corp.	1,843,057	158,816
*	Forestar Group Inc.	752,758	16,177
			174,993
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	5,772,527	99,230
*	FRP Holdings Inc.	277,274	11,975
			111,205
Real Estate Services (3.1%)
*	CBRE Group Inc. Class A	14,992,474	914,241
*	Jones Lang LaSalle Inc.	2,315,623	338,567
*	Redfin Corp.	3,876,063	276,015
*	eXp World Holdings Inc.	1,225,361	130,611
*	Realogy Holdings Corp.	5,159,209	73,261
*,1	Cushman & Wakefield plc	4,934,981	70,718
	Newmark Group Inc. Class A	6,703,999	45,319
*	Marcus & Millichap Inc.	1,054,591	37,681
	RE/MAX Holdings Inc. Class A	809,171	29,308
*	Altisource Portfolio Solutions SA	248,265	2,515
			1,918,236
Total Real Estate Management & Development (Cost $2,115,832)			2,324,562

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[6,7] Vanguard Market Liquidity Fund, 0.107% (Cost $353,639)	3,537,135	353,714
Total Investments (100.5%) (Cost $57,267,238)		61,761,096
Other Assets and Liabilities—Net (-0.5%)		(329,923)
Net Assets (100%)		61,431,173
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $158,271,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $180,031,000 was received for securities on loan, of which $178,498,000 is held in Vanguard Market Liquidity Fund and $1,533,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Redfin Corp.	2/2/22	GSI	24,924	(0.120)	—	—
Seritage Growth Properties	2/2/22	GSI	7,053	(0.120)	—	—
					—	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
GSI—Goldman Sachs International.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $6,232,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $50,011,001)	54,007,852
Affiliated Issuers (Cost $353,639)	353,714
Vanguard Real Estate II Index Fund (Cost $6,902,598)	7,399,530
Total Investments in Securities	61,761,096
Investment in Vanguard	2,026
Cash	1,533
Receivables for Investment Securities Sold	79,898
Receivables for Accrued Income	50,314
Receivables for Capital Shares Issued	34,702
Total Assets	61,929,569
Liabilities
Due to Custodian	76,627
Payables for Investment Securities Purchased	202,193
Collateral for Securities on Loan	180,031
Payables for Capital Shares Redeemed	37,830
Payables to Vanguard	1,715
Total Liabilities	498,396
Net Assets	61,431,173

Real Estate Index Fund
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	59,473,564
Total Distributable Earnings (Loss)	1,957,609
Net Assets	61,431,173

Investor Shares—Net Assets
Applicable to 6,648,554 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	187,676
Net Asset Value Per Share—Investor Shares	$28.23

ETF Shares—Net Assets
Applicable to 377,418,490 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,064,085
Net Asset Value Per Share—ETF Shares	$84.96

Admiral Shares—Net Assets
Applicable to 163,631,114 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,701,837
Net Asset Value Per Share—Admiral Shares	$120.40

Institutional Shares—Net Assets
Applicable to 508,580,470 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,477,575
Net Asset Value Per Share—Institutional Shares	$18.64
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,246,865
Dividends—Affiliated Issuers	1,380
Dividends—Vanguard Real Estate II Index Fund	163,444
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	651
Securities Lending—Net	7,817
Total Income	1,420,157
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,729
Management and Administrative—Investor Shares	448
Management and Administrative—ETF Shares	30,168
Management and Administrative—Admiral Shares	19,713
Management and Administrative—Institutional Shares	7,559
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—ETF Shares	1,423
Marketing and Distribution—Admiral Shares	1,045
Marketing and Distribution—Institutional Shares	271
Custodian Fees	332
Auditing Fees	39
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—ETF Shares	931
Shareholders’ Reports—Admiral Shares	275
Shareholders’ Reports—Institutional Shares	95
Trustees’ Fees and Expenses	29
Total Expenses	65,089
Expenses Paid Indirectly	(204)
Net Expenses	64,885
Net Investment Income	1,355,272
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	454,854
Capital Gain Distributions Received—Affiliated Issuers	6,418
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	604,279
Investment Securities Sold—Affiliated Issuers[1]	(46,775)
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	(3,901)

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2021
($000)
Swap Contracts	45,925
Realized Net Gain (Loss)	1,060,800
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(7,111,833)
Investment Securities—Affiliated Issuers	(76,047)
Investment Securities—Vanguard Real Estate II Index Fund	(611,535)
Swap Contracts	1,451
Change in Unrealized Appreciation (Depreciation)	(7,797,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,381,892)
1	Includes $2,132,105,000 of the net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,355,272	1,726,391
Realized Net Gain (Loss)	1,060,800	2,458,391
Change in Unrealized Appreciation (Depreciation)	(7,797,964)	5,911,672
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,381,892)	10,096,454
Distributions[1]
Net Investment Income
Investor Shares	(4,393)	(22,650)
ETF Shares	(714,428)	(921,879)
Admiral Shares	(458,678)	(554,006)
Institutional Shares	(213,294)	(244,373)
Return of Capital
Investor Shares	(3,129)	(7,475)
ETF Shares	(508,885)	(304,249)
Admiral Shares	(326,715)	(182,839)
Institutional Shares	(151,929)	(80,651)
Total Distributions	(2,381,451)	(2,318,122)
Capital Share Transactions
Investor Shares	(29,761)	(1,748,144)
ETF Shares	(1,176,383)	2,721,882
Admiral Shares	(1,182,290)	2,583,346
Institutional Shares	356,671	734,197
Net Increase (Decrease) from Capital Share Transactions	(2,031,763)	4,291,281
Total Increase (Decrease)	(9,795,106)	12,069,613
Net Assets
Beginning of Period	71,226,279	59,156,666
End of Period	61,431,173	71,226,279
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.21	$27.69	$26.40	$27.38	$25.59
Investment Operations
Net Investment Income	.586[1]	.719[1]	.787[1]	.761[1]	.746
Net Realized and Unrealized Gain (Loss) on Investments	(2.498)	3.801	1.639	(.614)	2.324
Total from Investment Operations	(1.912)	4.520	2.426	.147	3.070
Distributions
Dividends from Net Investment Income	(.624)	(.752)	(.851)	(.788)	(.752)
Distributions from Realized Capital Gains	—	—	—	(.011)	(.187)
Return of Capital	(.444)	(.248)	(.285)	(.328)	(.341)
Total Distributions	(1.068)	(1.000)	(1.136)	(1.127)	(1.280)
Net Asset Value, End of Period	$28.23	$31.21	$27.69	$26.40	$27.38
Total Return[2]	-5.88%	16.59%	9.53%	0.45%	12.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$188	$243	$1,871	$2,143	$2,603
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.48%	3.02%	2.87%	2.60%
Portfolio Turnover Rate[3]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$93.93	$83.36	$79.47	$82.43	$77.05
Investment Operations
Net Investment Income	1.889[1]	2.335[1]	2.487[1]	2.499[1]	2.334
Net Realized and Unrealized Gain (Loss) on Investments	(7.525)	11.379	4.934	(1.945)	7.022
Total from Investment Operations	(5.636)	13.714	7.421	.554	9.356
Distributions
Dividends from Net Investment Income	(1.947)	(2.364)	(2.646)	(2.458)	(2.353)
Distributions from Realized Capital Gains	—	—	—	(.034)	(.563)
Return of Capital	(1.387)	(.780)	(.885)	(1.022)	(1.060)
Total Distributions	(3.334)	(3.144)	(3.531)	(3.514)	(3.976)
Net Asset Value, End of Period	$84.96	$93.93	$83.36	$79.47	$82.43
Total Return	-5.80%	16.70%	9.70%	0.59%	12.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,064	$37,682	$30,857	$32,377	$33,527
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.60%	3.15%	3.01%	2.74%
Portfolio Turnover Rate[2]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$133.12	$118.14	$112.63	$116.83	$109.19
Investment Operations
Net Investment Income	2.677[1]	3.315[1]	3.507[1]	3.538[1]	3.306
Net Realized and Unrealized Gain (Loss) on Investments	(10.672)	16.121	7.008	(2.761)	9.966
Total from Investment Operations	(7.995)	19.436	10.515	.777	13.272
Distributions
Dividends from Net Investment Income	(2.759)	(3.350)	(3.751)	(3.483)	(3.333)
Distributions from Realized Capital Gains	—	—	—	(.048)	(.798)
Return of Capital	(1.966)	(1.106)	(1.254)	(1.447)	(1.501)
Total Distributions	(4.725)	(4.456)	(5.005)	(4.978)	(5.632)
Net Asset Value, End of Period	$120.40	$133.12	$118.14	$112.63	$116.83
Total Return[2]	-5.74%	16.73%	9.69%	0.58%	12.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,702	$23,274	$18,223	$17,757	$18,337
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.60%	3.16%	3.01%	2.74%
Portfolio Turnover Rate[3]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.60	$18.28	$17.43	$18.08	$16.90
Investment Operations
Net Investment Income	.421[1]	.518[1]	.543[1]	.568[1]	.515
Net Realized and Unrealized Gain (Loss) on Investments	(1.646)	2.496	1.085	(.444)	1.540
Total from Investment Operations	(1.225)	3.014	1.628	.124	2.055
Distributions
Dividends from Net Investment Income	(.429)	(.522)	(.583)	(.542)	(.519)
Distributions from Realized Capital Gains	—	—	—	(.007)	(.123)
Return of Capital	(.306)	(.172)	(.195)	(.225)	(.233)
Total Distributions	(.735)	(.694)	(.778)	(.774)	(.875)
Net Asset Value, End of Period	$18.64	$20.60	$18.28	$17.43	$18.08
Total Return	-5.68%	16.77%	9.70%	0.60%	12.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,478	$10,027	$8,206	$8,176	$7,799
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.63%	3.18%	3.03%	2.76%
Portfolio Turnover Rate[2]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2021.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date.
Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $2,026,000, representing less than 0.01% of the fund’s net assets and 0.81% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2021, custodian fee offset arrangements reduced the fund’s expenses by $204,000 (an annual rate of less than 0.01% of average net assets).

Real Estate Index Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	61,406,813	—	569	61,407,382
Temporary Cash Investments	353,714	—	—	353,714
Total	61,760,527	—	569	61,761,096

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,137,973
Total Distributable Earnings (Loss)	(2,137,973)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the

Real Estate Index Fund
classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,472,556)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,333,696
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,390,793	1,742,908
Long-Term Capital Gains	—	—
Return of Capital	990,658	575,214
Total	2,381,451	2,318,122
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	57,427,400
Gross Unrealized Appreciation	10,849,531
Gross Unrealized Depreciation	(6,515,835)
Net Unrealized Appreciation (Depreciation)	4,333,696
F.	During the year ended January 31, 2021, the fund purchased $12,507,494,000 of investment securities and sold $14,453,946,000 of investment securities, other than temporary cash investments. Purchases and sales include $8,100,287,000 and $9,386,227,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Real Estate Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	16,000	586	395,906	13,631
Issued in Lieu of Cash Distributions	7,522	282	28,280	981
Redeemed[1]	(53,283)	(2,013)	(2,172,330)	(74,391)
Net Increase (Decrease)—Investor Shares	(29,761)	(1,145)	(1,748,144)	(59,779)
ETF Shares
Issued	8,299,471	100,643	10,501,566	118,494
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,475,854)	(124,400)	(7,779,684)	(87,500)
Net Increase (Decrease)—ETF Shares	(1,176,383)	(23,757)	2,721,882	30,994
Admiral Shares
Issued[1]	3,229,939	28,465	5,327,904	42,120
Issued in Lieu of Cash Distributions	688,666	6,053	647,759	5,156
Redeemed	(5,100,895)	(45,719)	(3,392,317)	(26,697)
Net Increase (Decrease)—Admiral Shares	(1,182,290)	(11,201)	2,583,346	20,579
Institutional Shares
Issued	1,959,562	112,493	2,004,257	102,367
Issued in Lieu of Cash Distributions	343,567	19,520	306,680	15,790
Redeemed	(1,946,458)	(110,090)	(1,576,740)	(80,293)
Net Increase (Decrease)—Institutional Shares	356,671	21,923	734,197	37,864
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 57,968,000 and 13,589,000 shares, respectively, in the amount of $1,688,895,000 from the conversion during the year ended January 31, 2020.
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
City Office REIT Inc.	NA2	3,574	10,735	(3,318)	(7,225)	1,018	—	NA2
Host Hotels & Resorts Inc.	586,395	79,820	126,471	(42,789)	(69,699)	362	6,418	NA3

Real Estate Index Fund
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	561,293	NA4	NA4	202	7	651	—	353,714
Vanguard Real Estate II Index Fund	7,847,621	282,501	—	—	(611,535)	163,444	—	7,399,530
Winthrop Realty Trust	—	—	—	(870)	870	—	—	—
Total	8,995,309	365,895	137,206	(46,775)	(687,582)	165,475	6,418	7,753,244
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2020, and January 31, 2021, the issuer was not an affiliated company of the fund, but it was affiliated during the period.
3	Not applicable—at January 31, 2021, the security was still held, but the issuer was no longer an affiliated company of the fund.
4	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2021
Initial Investment of $100,000,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-5.70%	4.88%	$117,295,170
Real Estate Spliced Index	-5.64	4.95	117,542,030
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	15.15	160,368,680
Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund
Fund Allocation
As of January 31, 2021
Diversified Real Estate Activities	0.2%
Diversified REITs	3.6
Health Care REITs	8.8
Hotel & Resort REITs	3.1
Industrial REITs	11.0
Office REITs	7.5
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	3.6
Residential REITs	13.6
Retail REITs	9.3
Specialized REITs	38.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.7%)
Diversified REITs (3.6%)
WP Carey Inc.	1,064,829	70,705
VEREIT Inc.	1,320,000	46,504
STORE Capital Corp.	1,474,190	45,729
PS Business Parks Inc.	126,227	17,182
Colony Capital Inc.	2,953,936	14,651
Essential Properties Realty Trust Inc.	569,695	11,861
Washington REIT	503,853	11,055
Global Net Lease Inc.	547,834	8,826
Empire State Realty Trust Inc. Class A	893,708	8,812
American Assets Trust Inc.	312,481	8,634
iStar Inc.	460,413	6,989
Alexander & Baldwin Inc.	421,126	6,367
Armada Hoffler Properties Inc.	354,455	3,810
Gladstone Commercial Corp.	207,978	3,683
One Liberty Properties Inc.	100,588	2,016
		266,824
Health Care REITs (8.8%)
Welltower Inc.	2,555,061	154,837
Ventas Inc.	2,284,346	105,240
Healthpeak Properties Inc.	3,296,041	97,728
Medical Properties Trust Inc.	3,510,923	74,116
Omega Healthcare Investors Inc.	1,389,735	50,336
Healthcare Trust of America Inc. Class A	1,338,160	37,803
Healthcare Realty Trust Inc.	833,022	24,999
Physicians Realty Trust	1,274,450	22,468
Sabra Health Care REIT Inc.	1,258,660	21,133
National Health Investors Inc.	273,398	17,727
CareTrust REIT Inc.	586,160	13,165
LTC Properties Inc.	240,428	9,290
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	132,287	5,916
	Diversified Healthcare Trust	1,458,587	5,863
	Universal Health Realty Income Trust	80,039	4,777
	Global Medical REIT Inc.	268,854	3,371
	New Senior Investment Group Inc.	507,480	2,690
			651,459
Hotel & Resort REITs (3.1%)
	Host Hotels & Resorts Inc.	4,318,180	58,511
	MGM Growth Properties LLC Class A	804,907	25,073
	Park Hotels & Resorts Inc.	1,442,235	24,056
	Ryman Hospitality Properties Inc.	319,817	20,740
	Apple Hospitality REIT Inc.	1,298,639	16,207
	Pebblebrook Hotel Trust	801,471	14,731
	Sunstone Hotel Investors Inc.	1,320,381	14,128
	RLJ Lodging Trust	1,010,033	13,040
	Service Properties Trust	1,006,924	10,683
	Xenia Hotels & Resorts Inc.	696,454	10,078
*	DiamondRock Hospitality Co.	1,222,304	10,023
	Summit Hotel Properties Inc.	648,125	5,250
	Chatham Lodging Trust	287,089	3,075
	CorePoint Lodging Inc.	250,670	1,707
*	Hersha Hospitality Trust Class A	213,498	1,631
			228,933
Industrial REITs (11.0%)
	Prologis Inc.	4,523,346	466,809
	Duke Realty Corp.	2,268,876	89,757
	Americold Realty Trust	1,246,757	43,524
	Rexford Industrial Realty Inc.	757,917	37,093
	EastGroup Properties Inc.	240,826	32,545
	First Industrial Realty Trust Inc.	778,865	31,653
	STAG Industrial Inc.	913,199	27,213

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Innovative Industrial Properties Inc.	132,862	24,861
	Terreno Realty Corp.	418,341	23,670
	Lexington Realty Trust	1,694,986	17,374
	Monmouth Real Estate Investment Corp.	569,959	9,877
	Industrial Logistics Properties Trust	398,968	8,462
			812,838
Office REITs (7.5%)
	Alexandria Real Estate Equities Inc.	772,171	129,038
	Boston Properties Inc.	905,272	82,624
	Vornado Realty Trust	994,843	39,555
	Kilroy Realty Corp.	634,710	35,944
	SL Green Realty Corp.	448,531	30,267
	Douglas Emmett Inc.	1,073,823	29,756
	Cousins Properties Inc.	909,670	28,691
	Highwoods Properties Inc.	636,153	23,849
	JBG SMITH Properties	737,273	22,015
	Hudson Pacific Properties Inc.	938,996	22,010
	Equity Commonwealth	744,045	21,213
	Corporate Office Properties Trust	686,987	18,047
	Piedmont Office Realty Trust Inc. Class A	771,736	11,869
	Brandywine Realty Trust	1,043,953	11,483
	Easterly Government Properties Inc.	487,561	10,702
	Paramount Group Inc.	1,085,866	9,653
	Columbia Property Trust Inc.	701,104	9,535
	Mack-Cali Realty Corp.	556,114	7,079
	Office Properties Income Trust	295,332	6,834
	Franklin Street Properties Corp.	655,711	2,695
	City Office REIT Inc.	265,698	2,503
			555,362
Residential REITs (13.6%)
	AvalonBay Communities Inc.	861,751	141,043
	Equity Residential	2,278,996	140,477
	Invitation Homes Inc.	3,431,993	101,175
	Essex Property Trust Inc.	399,271	95,669
	Mid-America Apartment Communities Inc.	700,231	92,956
	Sun Communities Inc.	601,697	86,121
	UDR Inc.	1,806,645	69,466
	Equity LifeStyle Properties Inc.	1,059,531	64,462
	Camden Property Trust	596,339	60,916
	American Homes 4 Rent Class A	1,728,101	52,240
*	Apartment Income REIT Corp.	911,444	35,337
	American Campus Communities Inc.	842,681	34,685
		Shares	Market Value• ($000)
	Independence Realty Trust Inc.	580,459	7,708
	Centerspace	78,623	5,499
	NexPoint Residential Trust Inc.	119,161	4,703
	Apartment Investment & Management Co. Class A	913,050	4,191
	UMH Properties Inc.	227,765	3,348
	Preferred Apartment Communities Inc. Class A	307,766	2,213
			1,002,209
Retail REITs (9.3%)
	Simon Property Group Inc.	1,990,758	185,001
	Realty Income Corp.	2,112,622	124,772
	Regency Centers Corp.	1,038,618	49,002
	Kimco Realty Corp.	2,648,104	43,720
	National Retail Properties Inc.	1,062,561	41,440
	Federal Realty Investment Trust	439,970	38,524
	Brixmor Property Group Inc.	1,815,254	30,732
	Spirit Realty Capital Inc.	630,942	24,329
	Agree Realty Corp.	329,720	20,838
	Weingarten Realty Investors	745,311	16,777
	Retail Properties of America Inc. Class A	1,312,382	12,087
[1]	Macerich Co.	686,163	10,773
	SITE Centers Corp.	945,395	10,485
	Retail Opportunity Investments Corp.	722,004	10,173
	Urban Edge Properties	714,238	9,849
[1]	Tanger Factory Outlet Centers Inc.	573,053	8,842
	Kite Realty Group Trust	515,665	8,220
	Acadia Realty Trust	528,225	7,659
	Getty Realty Corp.	218,344	5,801
	American Finance Trust Inc. Class A	664,218	4,836
	RPT Realty	496,542	4,593
*,1	Seritage Growth Properties Class A	225,179	4,011
	Alexander's Inc.	14,079	3,762
	Saul Centers Inc.	85,071	2,546
	Urstadt Biddle Properties Inc. Class A	183,869	2,543
	Whitestone REIT	232,860	1,816
[1]	Washington Prime Group Inc.	126,788	1,788
	Retail Value Inc.	111,172	1,735
*,2	Spirit MTA REIT	257,871	69
			686,723
Specialized REITs (38.8%)
	American Tower Corp.	2,715,909	617,489
	Crown Castle International Corp.	2,640,784	420,571
	Equinix Inc.	542,219	401,221

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Digital Realty Trust Inc.	1,647,013	237,088
	Public Storage	963,262	219,258
	SBA Communications Corp. Class A	685,381	184,141
	Weyerhaeuser Co.	4,569,228	142,514
	Extra Space Storage Inc.	790,269	89,925
	VICI Properties Inc.	3,267,552	82,604
	Iron Mountain Inc.	1,764,325	59,405
	Gaming & Leisure Properties Inc.	1,298,442	53,405
	CyrusOne Inc.	715,601	52,203
	Lamar Advertising Co. Class A	528,941	42,728
	CubeSmart	1,186,283	41,330
	Life Storage Inc.	430,905	35,153
	CoreSite Realty Corp.	260,429	35,012
	Rayonier Inc.	835,880	25,703
	QTS Realty Trust Inc. Class A	375,353	24,436
	PotlatchDeltic Corp.	409,457	19,556
	EPR Properties	456,886	18,111
	Outfront Media Inc.	884,304	16,121
	National Storage Affiliates Trust	421,327	15,395
	Uniti Group Inc.	1,128,610	13,893
	Four Corners Property Trust Inc.	430,547	11,349
[1]	GEO Group Inc.	743,430	6,646
	Safehold Inc.	78,204	5,754
	CatchMark Timber Trust Inc. Class A	297,580	2,714
			2,873,725
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,575,971)			7,078,073
Real Estate Management & Development (4.3%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	198,409	8,829
	RMR Group Inc. Class A	93,865	3,462
*	Tejon Ranch Co.	136,121	2,168
*	Five Point Holdings LLC Class A	315,520	1,988
			16,447
Real Estate Development (0.3%)
*	Howard Hughes Corp.	252,404	21,750
*	Forestar Group Inc.	102,966	2,213
			23,963
		Shares	Market Value• ($000)
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	790,162	13,583
*	FRP Holdings Inc.	38,205	1,650
			15,233
Real Estate Services (3.6%)
*	CBRE Group Inc. Class A	2,052,828	125,181
*	Jones Lang LaSalle Inc.	317,037	46,354
*	Redfin Corp.	578,606	41,203
*	eXp World Holdings Inc.	167,849	17,891
*	Realogy Holdings Corp.	707,082	10,041
*	Cushman & Wakefield plc	675,727	9,683
	Newmark Group Inc. Class A	919,682	6,217
*	Marcus & Millichap Inc.	144,369	5,158
	RE/MAX Holdings Inc. Class A	111,000	4,020
*	Altisource Portfolio Solutions SA	32,956	334
			266,082
Total Real Estate Management & Development (Cost $278,942)			321,725
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 0.107% (Cost $30,303)	303,080	30,308
Total Investments (100.4%) (Cost $6,885,216)			7,430,106
Other Assets and Liabilities—Net (-0.4%)			(30,576)
Net Assets (100%)			7,399,530
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,576,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $23,678,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,854,913)	7,399,798
Affiliated Issuers (Cost $30,303)	30,308
Total Investments in Securities	7,430,106
Investment in Vanguard	282
Receivables for Investment Securities Sold	7,865
Receivables for Accrued Income	6,962
Total Assets	7,445,215
Liabilities
Due to Custodian	7,305
Payables for Investment Securities Purchased	14,555
Collateral for Securities on Loan	23,678
Payables to Vanguard	147
Total Liabilities	45,685
Net Assets	7,399,530
At January 31, 2021, net assets consisted of:

Paid-in Capital	6,902,425
Total Distributable Earnings (Loss)	497,105
Net Assets	7,399,530

Net Assets
Applicable to 360,944,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,399,530
Net Asset Value Per Share	$20.50
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends	170,435
Interest[1]	54
Securities Lending—Net	969
Total Income	171,458
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,037
Management and Administrative	4,323
Marketing and Distribution	44
Custodian Fees	30
Auditing Fees	44
Shareholders’ Reports	—
Trustees’ Fees and Expenses	3
Total Expenses	5,481
Net Investment Income	165,977
Realized Net Gain (Loss)
Capital Gain Distributions Received	61,526
Investment Securities Sold[1]	(69,498)
Futures Contracts	(521)
Swap Contracts	(1,198)
Realized Net Gain (Loss)	(9,691)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(604,438)
Swap Contracts	61
Change in Unrealized Appreciation (Depreciation)	(604,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	(448,091)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, $39,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	165,977	193,741
Realized Net Gain (Loss)	(9,691)	31,455
Change in Unrealized Appreciation (Depreciation)	(604,377)	902,961
Net Increase (Decrease) in Net Assets Resulting from Operations	(448,091)	1,128,157
Distributions[1]
Net Investment Income	(163,444)	(199,690)
Return of Capital	(119,057)	(65,435)
Total Distributions	(282,501)	(265,125)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	282,501	265,125
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	282,501	265,125
Total Increase (Decrease)	(448,091)	1,128,157
Net Assets
Beginning of Period	7,847,621	6,719,464
End of Period	7,399,530	7,847,621
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,			September 26, 2017[1] to January 31, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$22.64	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.471	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	(1.808)	2.752	1.176	(.834)
Total from Investment Operations	(1.337)	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.465)	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	—	—	—	(.030)
Return of Capital	(.338)	(.193)	(.231)	(.009)
Total Distributions	(.803)	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$20.50	$22.64	$20.10	$19.17
Total Return	-5.70%	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,400	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.41%	2.63%	3.22%	3.84%[3]
Portfolio Turnover Rate	4%	3%	23%	1%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2021, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of

Real Estate II Index Fund
the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2021.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at January 31, 2021.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Real Estate II Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund

Real Estate II Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $282,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,399,729	—	69	7,399,798
Temporary Cash Investments	30,308	—	—	30,308
Total	7,430,037	—	69	7,430,106
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(39,799)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	523,479
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income	163,444	199,690
Long-Term Capital Gains	—	—
Return of Capital	119,057	65,435
Total	282,501	265,125

Real Estate II Index Fund
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,906,627
Gross Unrealized Appreciation	1,454,893
Gross Unrealized Depreciation	(931,414)
Net Unrealized Appreciation (Depreciation)	523,479
E.	During the year ended January 31, 2021, the fund purchased $549,160,000 of investment securities and sold $247,945,000 of investment securities, other than temporary cash investments.
F.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2021 Shares (000)	2020 Shares (000)

Issued	—	—
Issued in Lieu of Cash Distributions	14,371	12,285
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	14,371	12,285
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Real Estate Index Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $34,194,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $1,341,802,000 of qualified business income to shareholders during the fiscal year.

Special 2020 tax information (unaudited) for Vanguard Real Estate II Index Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,016,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $159,428,000 of qualified business income to shareholders during the fiscal year.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.
Q1230 032021

Annual Report   |   January 31, 2021
Vanguard Dividend Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	24
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the fiscal year ended January 31, 2021, Vanguard Dividend Growth Fund returned 7.03%, below the 11.59% return of its benchmark.
•	The Dividend Growth Fund primarily seeks to provide a growing stream of income over time, as well as long-term capital appreciation and current income. The fund’s benchmark consists of the stocks of companies that have a record of increasing dividends over time.
•	Although they underperformed the broader U.S. stock market, dividend-paying stocks benefited when the Federal Reserve in March slashed interest rates to near zero in response to the economic impacts of the COVID-19 pandemic. This environment boosted dividend-paying stocks as income investors had relatively few other attractive options.
•	Our positions in the industrial and health care sectors boosted relative results, as did our decision not to have any exposure to the utilities sector. Relative results were held back by an underweight allocation to information technology, selection in consumer staples, and an overweight allocation to financials.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

Advisor’s Report
For the 12 months ended January 31, 2021, Vanguard Dividend Growth Fund returned 7.03%, underperforming the 11.59% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.
The investment environment
U.S. equities, as measured by the Standard & Poor’s 500 Index, posted positive results for the 12 months. In the first quarter of 2020, COVID-19 spread rapidly throughout the country, leading to unprecedented market disruptions and financial damage and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.
U.S. equities ended the second quarter higher after an extraordinary rally drove them to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Federal Reserve in response to the pandemic was the most influential driver of the market’s second-quarter rebound. Risk sentiment eased at the end of the quarter amid concerns about a sharp rise in COVID-19 cases in some Southern and Western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed.
In the third quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually recovered during the quarter, but the path to a sustainable recovery was clouded by concerns about a resurgence in infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about further fiscal stimulus. In September, the S&P 500 Index declined for the first time in six months. The Fed signaled that it expected to hold interest rates near zero until inflation is on track to moderately exceed 2%.
U.S. equities rallied in the fourth quarter, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December, the government unveiled a long-awaited fifth stimulus package, worth about $900 billion. The Fed committed to buying at least $120 billion of U.S. government debt per month. Former Vice President Joe Biden was elected

2

president after a closely contested election, removing a key element of uncertainty for the market. Third-quarter earnings results for companies in the S&P 500 Index were significantly better than expected.
As we look ahead to 2021, the key driver of the global economy will be the recovery from COVID-19. Despite some continued uncertainty, this recovery has been tested by the virus’s most recent wave, and it appears likely that the many vaccines being developed will allow the economy to return to more normal footing by late 2021. This is likely good news from an investment standpoint, though significant mitigating factors temper our enthusiasm.
The fund’s successes
Stock selection in industrials, financials, and consumer discretionary were the fund’s largest contributors over the fiscal year. Our lack of exposure to utilities and an overweight allocation to health care contributed to relative results. Among the top absolute contributors were Nike (consumer discretionary), Microsoft (information technology), and Deere (industrials).
Shares of athletic apparel company Nike posted a gain over the 12 months as the company beat earnings estimates and raised guidance in the first and second quarters of fiscal 2021. Performance was helped by digital business, strong product innovation, and robust membership engagement.
Microsoft, a worldwide provider of software services and solutions, benefited from better-than-expected fiscal fourth-quarter earnings, as well as the announcement that software giant SAP planned to integrate Microsoft Teams with SAP's intelligent suite of solutions to improve customers’ access to the cloud. In addition, Cruise and GM announced partnerships with Microsoft to commercialize self-driving vehicles.
Shares of agricultural machinery company Deere rose after it announced strong third-quarter results, exceeding expectations. The company increased its sales outlook for the year as demand remained resilient despite the pandemic-related uncertainty. Fourth-quarter results were strong as well, with operating margins increasing over the prior-year period. Management revised net income guidance upward for fiscal 2021.
Using current financial information to predict future performance—often referred to as a “run-rate” basis—the fund is expected to produce asset-weighted dividend growth of 26.9% for calendar year 2021. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate.
This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the
3

early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small. The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.
Some holdings with a recent notable dividend run-rate increases include UnitedHealth Group (16.7%), Baxter International (12.4%), and Automatic Data Processing (11.6%).
The fund’s shortfalls
Stock selection in consumer staples, information technology, and materials weighed the most on relative performance.
Sector allocation, a residual of our bottom-up stock selection process, detracted. Our underweighting of information technology and overweighting of financials also weighed on relative results.
Our largest absolute detractors included Coca-Cola (consumer staples), Raytheon Technologies (industrials), and Exxon Mobil (energy).
Shares of Coca-Cola fell on reduced volumes in the first half of the year as restaurants and venues were forced to close for business. The stock was able to recover some lost ground thanks to strong third-quarter results that beat estimates.
Raytheon Technologies, an aerospace and defense company, faced challenges as the pandemic halted commercial aviation. In the third quarter, adjusted sales declined 28% in the company’s Pratt & Whitney segment and 34% in its Collins Aerospace segment.
Shares of U.S.-based oil and gas company Exxon Mobil declined over the year as oil prices fell because of reduced demand amid travel restrictions and the shift to working from home. The company reported weak second-quarter results, missing earnings expectations after posting a loss north of $1 billion. Revenue of $32.6 billion was $6 billion less than consensus, largely because of a 10% quarter-over-quarter cut in production.
The fund’s positioning
and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in health care, industrials, and consumer staples but less exposure (below 5%) to communication services and real estate. We held no stocks in utilities.
Despite some uncertainty in the current market environment, we believe we have a portfolio that is constructed to perform
4

steadily in absolute terms. Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We fulfill this objective by carefully building the Fund one stock at a time, giving consideration to each company’s dividend growth prospects. We are confident that our focus on high-quality, resilient companies will prove to be well-founded as we move forward through the cycle.
Working on behalf of the fund’s shareholders, we continuously try to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and protect when warranted. We have high confidence in our investment approach and our conviction that patience and careful stock picking will deliver in the long term.
Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 9, 2021
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2021
Dividend Growth Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,097.52	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.83	1.32
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
7

Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund	7.03%	13.20%	12.42%	$32,256
Dividend Growth Spliced Index	11.59	14.86	12.30	31,909
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

See Financial Highlights for dividend and capital gains information.
8

Dividend Growth Fund
Fund Allocation
As of January 31, 2021
Communication Services	1.9%
Consumer Discretionary	12.4
Consumer Staples	15.7
Financials	10.0
Health Care	21.0
Industrials	20.7
Information Technology	9.6
Materials	5.2
Real Estate	3.5
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Dividend Growth Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (98.9%)
Communication Services (1.9%)
Comcast Corp. Class A	17,348,293	859,955
Consumer Discretionary (12.3%)
McDonald's Corp.	8,252,528	1,715,205
NIKE Inc. Class B	10,674,325	1,425,983
TJX Cos. Inc.	22,010,430	1,409,548
Home Depot Inc.	3,664,817	992,506
		5,543,242
Consumer Staples (15.5%)
Coca-Cola Co.	30,366,635	1,462,154
Procter & Gamble Co.	10,639,495	1,364,090
Colgate-Palmolive Co.	17,076,044	1,331,931
Diageo plc	28,400,539	1,140,202
PepsiCo Inc.	7,724,137	1,054,885
Costco Wholesale Corp.	1,818,761	640,986
		6,994,248
Financials (9.9%)
American Express Co.	13,408,682	1,558,893
Marsh & McLennan Cos. Inc.	10,374,478	1,140,259
Chubb Ltd.	7,706,913	1,122,666
PNC Financial Services Group Inc.	4,615,780	662,457
		4,484,275
Health Care (20.8%)
Johnson & Johnson	11,053,539	1,803,164
UnitedHealth Group Inc.	5,282,185	1,762,031
Medtronic plc	12,572,467	1,399,693
Baxter International Inc.	14,138,242	1,086,241
Merck & Co. Inc.	13,977,843	1,077,272
Danaher Corp.	3,419,949	813,401
Pfizer Inc.	20,644,260	741,129
Amgen Inc.	2,836,125	684,726
		9,367,657
Industrials (20.4%)
Union Pacific Corp.	7,023,834	1,386,997
Honeywell International Inc.	6,484,482	1,266,873
Northrop Grumman Corp.	4,353,573	1,247,778
Canadian National Railway Co.	10,936,880	1,107,757
10

Dividend Growth Fund
		Shares	Market Value• ($000)
	Deere & Co.	3,460,190	999,303
	United Parcel Service Inc. Class B	6,398,725	991,802
	General Dynamics Corp.	6,243,438	915,787
	Lockheed Martin Corp.	2,489,347	801,122
	Raytheon Technologies Corp.	7,566,993	504,945
			9,222,364
Information Technology (9.5%)
	Microsoft Corp.	6,384,412	1,480,928
	Accenture plc Class A	4,335,110	1,048,750
	Visa Inc. Class A	5,070,723	979,917
	Automatic Data Processing Inc.	4,703,645	776,666
			4,286,261
Materials (5.2%)
	Linde plc	5,009,510	1,229,334
	Ecolab Inc.	5,346,777	1,093,469
			2,322,803
Real Estate (3.4%)
	Public Storage	3,832,357	872,321
	American Tower Corp.	2,951,794	671,120
			1,543,441
Total Common Stocks (Cost $26,771,816)			44,624,246
Temporary Cash Investments (1.3%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.107%	262	26
		Face Amount ($000)
Repurchase Agreements (1.3%)
	Credit Agricole Securities (USA) Inc. 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $62,300,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 1/15/30, with a value of $63,546,000)	62,300	62,300
	Naxtixis SA 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $188,701,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.750%–1.750%, 1/15/28–2/15/45, U.S. Treasury Bill 0.000%, 2/4/21–9/9/21, and U.S. Treasury Note/Bond 0.625%–3.125%, 5/15/21–8/15/49, with a value of $192,474,000)	188,700	188,700
	RBS Securities Inc. 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $1,500,000, collateralized by U.S. Treasury Note/Bond 4.500%, 8/15/39, with a value of $1,530,000)	1,500	1,500
11

Dividend Growth Fund
	Face Amount ($000)	Market Value• ($000)
Societe Generale 0.040%, 2/1/21 (Dated 1/29/21, Repurchase Value $310,501,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%–5.556%, 6/1/29–1/1/51, Federal National Mortgage Association 1.773%–3.500%, 11/1/26–12/1/50, Government National Mortgage Association 2.500%–2.875%, 5/20/28–11/20/50, U.S. Treasury Bill 0.000%, 3/25/21–12/30/21 and U.S. Treasury Note/Bond 0.250%–8.125%, 2/15/21–8/15/47, with a value of $316,710,000)	310,500	310,500
		563,000
Total Temporary Cash Investments (Cost $563,026)		563,026
Total Investments (100.2%) (Cost $27,334,842)		45,187,272
Other Assets and Liabilities—Net (-0.2%)		(88,730)
Net Assets (100%)		45,098,542
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Growth Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,334,816)	45,187,246
Affiliated Issuers (Cost $26)	26
Total Investments in Securities	45,187,272
Investment in Vanguard	1,805
Foreign Currency, at Value (Cost $59)	59
Receivables for Accrued Income	63,050
Receivables for Capital Shares Issued	27,824
Total Assets	45,280,010
Liabilities
Due to Custodian	7,891
Payables for Investment Securities Purchased	122,569
Payables to Investment Advisor	13,463
Payables for Capital Shares Redeemed	35,606
Payables to Vanguard	1,939
Total Liabilities	181,468
Net Assets	45,098,542
At January 31, 2021, net assets consisted of:

Paid-in Capital	26,947,637
Total Distributable Earnings (Loss)	18,150,905
Net Assets	45,098,542

Net Assets
Applicable to 1,417,486,087 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	45,098,542
Net Asset Value Per Share	$31.82

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Growth Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends[1]	889,340
Interest[2]	3,009
Securities Lending—Net	1,014
Total Income	893,363
Expenses
Investment Advisory Fees—Note B
Basic Fee	55,249
Performance Adjustment	(5,940)
The Vanguard Group—Note C
Management and Administrative	54,828
Marketing and Distribution	3,850
Custodian Fees	211
Auditing Fees	33
Shareholders' Reports	260
Trustees’ Fees and Expenses	51
Total Expenses	108,542
Net Investment Income	784,821
Realized Net Gain (Loss)
Investment Securities Sold[2]	879,710
Foreign Currencies	(894)
Realized Net Gain (Loss)	878,816
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,267,887
Foreign Currencies	125
Change in Unrealized Appreciation (Depreciation)	1,268,012
Net Increase (Decrease) in Net Assets Resulting from Operations	2,931,649
1	Dividends are net of foreign withholding taxes of $2,880,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $1,000, and $—, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	784,821	688,114
Realized Net Gain (Loss)	878,816	1,370,012
Change in Unrealized Appreciation (Depreciation)	1,268,012	5,633,953
Net Increase (Decrease) in Net Assets Resulting from Operations	2,931,649	7,692,079
Distributions[1]
Total Distributions	(1,319,788)	(1,880,356)
Capital Share Transactions
Issued	8,038,783	6,730,003
Issued in Lieu of Cash Distributions	1,167,534	1,669,017
Redeemed	(8,743,894)	(4,042,052)
Net Increase (Decrease) from Capital Share Transactions	462,423	4,356,968
Total Increase (Decrease)	2,074,284	10,168,691
Net Assets
Beginning of Period	43,024,258	32,855,567
End of Period	45,098,542	43,024,258
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Dividend Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.63	$26.03	$27.85	$23.72	$21.78
Investment Operations
Net Investment Income	.557[1]	.536[1]	.520[1]	.514[1]	.446
Net Realized and Unrealized Gain (Loss) on Investments	1.572	5.499	(.178)	4.985	2.165
Total from Investment Operations	2.129	6.035	.342	5.499	2.611
Distributions
Dividends from Net Investment Income	(.539)	(.525)	(.526)	(.509)	(.450)
Distributions from Realized Capital Gains	(.400)	(.910)	(1.636)	(.860)	(.221)
Total Distributions	(.939)	(1.435)	(2.162)	(1.369)	(.671)
Net Asset Value, End of Period	$31.82	$30.63	$26.03	$27.85	$23.72
Total Return[2]	7.03%	23.33%	1.63%	23.65%	12.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,099	$43,024	$32,856	$34,706	$30,633
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.27%	0.22%	0.26%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.82%	1.93%	2.00%	1.93%
Portfolio Turnover Rate	15%	17%	23%	15%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, (0.05%), (0.01%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Dividend Growth Fund
Notes to Financial Statements
Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
17

Dividend Growth Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
18

Dividend Growth Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $5,940,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,805,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
19

Dividend Growth Fund
The following table summarizes the market value of the fund’s investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	43,484,044	1,140,202	—	44,624,246
Temporary Cash Investments	26	563,000	—	563,026
Total	43,484,070	1,703,202	—	45,187,272
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	68,659
Total Distributable Earnings (Loss)	(68,659)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	48,649
Undistributed Long-Term Gains	249,879
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	17,852,377
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	758,303	848,386
Long-Term Capital Gains	561,485	1,031,969
Total	1,319,788	1,880,356
*	Includes short-term capital gains, if any.
20

Dividend Growth Fund
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,335,052
Gross Unrealized Appreciation	18,243,766
Gross Unrealized Depreciation	(391,546)
Net Unrealized Appreciation (Depreciation)	17,852,220
F.	During the year ended January 31, 2021, the fund purchased $7,169,363,000 of investment securities and sold $6,303,192,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2021 Shares (000)	2020 Shares (000)

Issued	276,842	224,130
Issued in Lieu of Cash Distributions	37,383	55,515
Redeemed	(301,167)	(137,538)
Net Increase (Decrease) in Shares Outstanding	13,058	142,107
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2020 tax information (unaudited) for Vanguard Dividend Growth Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $629,961,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund distributed $758,303,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 92.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly three decades of industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.
The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
24

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q570 032021

Annual Report | January 31, 2021

Vanguard Dividend Appreciation Index Fund

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Performance Summary	4

Financial Statements	7

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     For the 12 months ended January 31, 2021, Vanguard Dividend Appreciation Index Fund returned 11.44% for both ETF Shares (based on net asset value) and Admiral Shares. Those results were in line with the 11.59% return of its benchmark index after taking into account the cost of running the fund.

•     The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the 12 months significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines.

•     Dividend-paying stocks underperformed the broad U.S. stock market for the fiscal year as the outlook for global growth turned around.

•     Small- and mid-capitalization stocks outperformed large-caps, and growth stocks returned significantly more than their value counterparts.

•     Eight of the fund’s industry sectors recorded positive results. Technology stood out, followed by consumer discretionary and basic materials. Financials was the sole sector to post a negative return.

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16

CPI
Consumer Price Index	1.40%	1.81%	2.00%

 1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

 2

Six Months Ended January 31, 2021

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2020	1/31/2021	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,141.07	$0.32
Admiral™ Shares	1,000.00	1,140.86	0.43
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.73	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

 3

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2011, Through January 31, 2021

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2021
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	11.44%	14.78%	12.22%	$31,681
Dividend Appreciation Index Fund ETF Shares Market Price	11.38	14.78	12.21	37,091
NASDAQ US Dividend Achievers Select Index	11.59	14.86	12.30	31,909
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral Shares	11.44%	14.77%	11.31%	$21,446
NASDAQ US Dividend Achievers Select Index	11.59	14.86	11.40	21,558
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	12.79	23,558

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

 4

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: January 31, 2011, Through January 31, 2021

	One	Five	Ten
	Year	Years	Years
Dividend Appreciation Index Fund ETF Shares Market Price	11.38%	99.25%	216.35%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	11.44	99.24	216.81
NASDAQ US Dividend Achievers Select Index	11.59	99.95	219.09

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

 5

Dividend Appreciation Index Fund

Fund Allocation

As of January 31, 2021

Basic Materials	2.8%
Consumer Discretionary	22.8
Consumer Staples	9.5
Financials	8.0
Health Care	15.4
Industrials	20.1
Technology	13.0
Telecommunications	3.0
Utilities	5.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

 6

Dividend Appreciation Index Fund

Financial Statements

Schedule of Investments

As of January 31, 2021

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)
Basic Materials (2.8%)
Ecolab Inc.	2,025,601	414,256
Air Products & Chemicals Inc.	1,551,698	413,931
Fastenal Co.	4,040,296	184,197
Albemarle Corp.	746,765	121,469
Nucor Corp.	2,115,600	103,093
Celanese Corp. Class A	840,283	102,641
Scotts Miracle-Gro Co.	391,095	86,592
^ International Flavors & Fragrances Inc.	751,455	84,448
Westlake Chemical Corp.	903,190	69,058
Royal Gold Inc.	461,806	49,358
Ashland Global Holdings Inc.	423,456	33,872
Quaker Chemical Corp.	124,817	32,718
Balchem Corp.	227,066	24,303
Sensient Technologies Corp.	298,633	21,063
Stepan Co.	157,772	17,778
Hawkins Inc.	74,476	4,091
		1,762,868
Consumer Discretionary (22.7%)
Walmart Inc.	18,877,839	2,652,148
Walt Disney Co.	12,693,800	2,134,716
Home Depot Inc.	7,669,355	2,077,015
NIKE Inc. Class B	8,734,453	1,166,836
Costco Wholesale Corp.	3,105,916	1,094,618
McDonald’s Corp.	5,240,953	1,089,280
Lowe’s Cos. Inc.	5,388,835	899,127
Target Corp.	3,563,071	645,522
TJX Cos. Inc.	8,459,536	541,749
Estee Lauder Cos. Inc. Class A	1,562,861	369,851
Ross Stores Inc.	2,523,434	280,833
Marriott International Inc. Class A	2,279,783	265,161
VF Corp.	2,776,032	213,394
Best Buy Co. Inc.	1,819,050	197,949
Rollins Inc.	3,453,499	124,395
Genuine Parts Co.	1,022,105	95,955
Hasbro Inc.	961,391	90,198
Williams-Sonoma Inc.	545,129	70,278
Polaris Inc.	432,598	50,471
Columbia Sportswear Co.	473,651	41,425
Wendy’s Co.	1,568,128	31,990
PROG Holdings Inc.	470,575	22,202
John Wiley & Sons Inc. Class A	329,171	15,013
Monro Inc.	233,047	13,626
Matthews International Corp. Class A	218,967	6,685
		14,190,437
Consumer Staples (9.5%)
Procter & Gamble Co.	17,361,657	2,225,938
PepsiCo Inc.	9,769,633	1,334,239
Colgate-Palmolive Co.	6,011,749	468,916
Sysco Corp.	3,574,415	255,606
McKesson Corp.	1,244,892	217,196
Clorox Co.	879,190	184,155
Hormel Foods Corp.	3,758,739	176,135
Kroger Co.	4,626,676	159,620
McCormick & Co. Inc.	1,738,752	155,688
Brown-Forman Corp. Class B	2,171,763	155,650
Hershey Co.	1,042,076	151,560
AmerisourceBergen Corp. Class A	1,447,240	150,802
Church & Dwight Co. Inc.	1,726,383	145,759
Casey’s General Stores Inc.	259,101	48,576
Lancaster Colony Corp.	193,684	33,813
WD-40 Co.	96,387	29,341
J&J Snack Foods Corp.	133,260	20,344
^ Tootsie Roll Industries Inc.	279,409	11,059
Andersons Inc.	229,761	5,285
		5,929,682

 7

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Financials (7.9%)
BlackRock Inc.	1,088,566	763,368
S&P Global Inc.	1,714,342	543,446
Chubb Ltd.	3,177,840	462,916
Marsh & McLennan Cos. Inc.	3,542,459	389,352
Moody’s Corp.	1,317,203	350,718
T. Rowe Price Group Inc.	1,659,800	259,726
Travelers Cos. Inc.	1,793,677	244,478
Aflac Inc.	5,078,842	229,462
Ameriprise Financial Inc.	866,319	171,419
MarketAxess Holdings Inc.	266,777	144,262
Broadridge Financial Solutions Inc.	807,708	114,137
Raymond James Financial Inc.	978,389	97,770
Cincinnati Financial Corp.	1,144,200	96,216
Brown & Brown Inc.	1,979,280	85,287
FactSet Research Systems Inc.	266,402	80,544
W R Berkley Corp.	1,288,242	80,051
Erie Indemnity Co. Class A	324,708	78,937
Globe Life Inc.	757,190	68,442
American Financial Group Inc.	633,983	59,683
Assurant Inc.	421,030	57,037
SEI Investments Co.	1,055,212	55,768
Commerce Bancshares Inc.	826,977	55,283
RenaissanceRe Holdings Ltd.	357,355	53,761
Reinsurance Group of America Inc.	440,685	46,294
Prosperity Bancshares Inc.	665,321	44,869
Cullen/Frost Bankers Inc.	440,020	40,587
BOK Financial Corp.	497,201	36,723
RLI Corp.	315,698	30,553
Hanover Insurance Group Inc.	270,496	30,423
Axis Capital Holdings Ltd.	590,972	27,126
UMB Financial Corp.	345,591	24,527
Community Bank System Inc.	365,047	23,673
Cohen & Steers Inc.	336,293	22,027
American Equity Investment Life Holding Co.	638,849	18,648
International Bancshares Corp.	460,871	17,426
BancFirst Corp.	229,056	13,201
Horace Mann Educators Corp.	288,492	11,300
Westamerica BanCorp	189,448	10,575
Stock Yards Bancorp Inc.	158,555	7,167
1st Source Corp.	178,743	7,034
Tompkins Financial Corp.	104,699	7,001
First Financial Corp.	95,801	3,678
Bank of Marin Bancorp	94,976	3,527
First of Long Island Corp.	169,115	2,829
		4,971,251
Health Care (15.4%)
Johnson & Johnson	15,115,663	2,465,818
UnitedHealth Group Inc.	6,669,185	2,224,707
Abbott Laboratories	12,397,875	1,532,253
Medtronic plc	9,422,490	1,049,006
Bristol-Myers Squibb Co.	15,872,508	975,048
Stryker Corp.	2,633,735	582,082
Becton Dickinson and Co.	1,906,641	499,140
West Pharmaceutical Services Inc.	519,105	155,467
Chemed Corp.	112,926	58,484
Perrigo Co. plc	956,111	40,826
Ensign Group Inc.	377,182	29,526
Atrion Corp.	13,157	8,571
National HealthCare Corp.	107,365	6,877
		9,627,805
Industrials (20.0%)
Visa Inc. Class A	10,738,627	2,075,240
Accenture plc Class A	4,464,784	1,080,121
Union Pacific Corp.	4,853,142	958,350
Raytheon Technologies Corp.	10,943,297	730,246
Caterpillar Inc.	3,867,551	707,143
Lockheed Martin Corp.	1,982,313	637,948
Automatic Data Processing Inc.	3,035,720	501,258
CSX Corp.	5,439,942	466,502
Sherwin-Williams Co.	648,455	448,601
Illinois Tool Works Inc.	2,242,283	435,474
FedEx Corp.	1,835,842	432,047
Emerson Electric Co.	4,300,737	341,264
Northrop Grumman Corp.	1,178,682	337,822
General Dynamics Corp.	2,036,732	298,748
Cummins Inc.	1,056,656	247,701
Cintas Corp.	729,642	232,114
PPG Industries Inc.	1,657,853	223,329
Rockwell Automation Inc.	817,231	203,106
Stanley Black & Decker Inc.	1,083,430	187,964
WW Grainger Inc.	377,212	137,452

 8

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Dover Corp.	1,015,428	118,287
Expeditors International of Washington Inc.	1,193,627	106,854
JB Hunt Transport Services Inc.	749,281	100,898
IDEX Corp.	535,789	99,759
Graco Inc.	1,179,859	81,339
CH Robinson Worldwide Inc.	949,370	81,228
Jack Henry & Associates Inc.	539,013	78,044
RPM International Inc.	911,969	75,210
Lennox International Inc.	271,256	74,728
Nordson Corp.	406,436	72,748
Toro Co.	756,249	71,276
Snap-on Inc.	384,401	69,188
AptarGroup Inc.	450,989	59,968
Hubbell Inc. Class B	382,065	59,449
Carlisle Cos. Inc.	392,526	56,889
Robert Half International Inc.	808,003	54,540
Donaldson Co. Inc.	888,426	52,808
A O Smith Corp.	957,413	51,988
Lincoln Electric Holdings Inc.	423,743	48,519
HEICO Corp.	380,121	44,755
MSA Safety Inc.	273,044	42,628
Sonoco Products Co.	703,271	40,726
MDU Resources Group Inc.	1,408,892	37,040
Regal Beloit Corp.	285,911	35,876
Silgan Holdings Inc.	780,177	28,422
Franklin Electric Co. Inc.	327,397	22,728
Hillenbrand Inc.	527,484	21,680
Applied Industrial Technologies Inc.	273,004	19,217
Badger Meter Inc.	205,620	18,857
HB Fuller Co.	359,791	18,310
ABM Industries Inc.	467,353	17,171
Brady Corp. Class A	352,752	16,195
McGrath RentCorp	169,850	11,854
Lindsay Corp.	75,591	10,570
Tennant Co.	128,389	8,698
Gorman-Rupp Co.	182,868	5,760
Cass Information Systems Inc.	102,067	4,144
		12,500,781
Technology (12.9%)
Microsoft Corp.	12,546,889	2,910,376
Oracle Corp.	22,551,741	1,362,802
QUALCOMM Inc.	8,036,217	1,255,900
Texas Instruments Inc.	6,566,443	1,087,994
Analog Devices Inc.	2,588,719	381,396
KLA Corp.	1,102,114	308,669
Roper Technologies Inc.	745,835	293,046
Microchip Technology Inc.	1,684,350	229,257
Xilinx Inc.	1,749,946	228,490
ITT Inc.	616,458	46,056
		8,103,986
Telecommunications (3.0%)
Comcast Corp. Class A	31,946,004	1,583,563
L3Harris Technologies Inc.	1,554,317	266,581
Telephone and Data Systems Inc.	753,109	14,121
		1,864,265
Utilities (5.4%)
NextEra Energy Inc.	13,750,403	1,111,995
Waste Management Inc.	2,985,245	332,317
American Electric Power
Co. Inc.	3,474,881	281,153
Xcel Energy Inc.	3,687,838	235,985
Republic Services Inc. Class A	2,244,734	203,193
Eversource Energy	2,320,547	203,048
American Water Works Co. Inc.	1,271,815	202,244
WEC Energy Group Inc.	2,218,378	197,214
CMS Energy Corp.	1,996,400	113,555
Alliant Energy Corp.	1,724,446	83,894
Atmos Energy Corp.	861,249	76,651
Essential Utilities Inc.	1,566,203	72,515
UGI Corp.	1,463,665	52,677
Portland General Electric Co.	629,820	26,635
Black Hills Corp.	441,564	26,105
New Jersey Resources Corp.	673,197	23,569
Southwest Gas Holdings Inc.	384,649	23,064
American States Water Co.	260,054	20,092
California Water Service Group	343,215	18,753
MGE Energy Inc.	244,718	15,584
SJW Group	199,184	13,180
Chesapeake Utilities Corp.	114,656	11,630
Northwest Natural Holding Co.	213,165	9,957
Middlesex Water Co.	122,186	9,726
York Water Co.	90,883	3,948
		3,368,684
Total Common Stocks
(Cost $42,087,442)		62,319,759

 9

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1,2]	Vanguard Market Liquidity Fund, 0.107%	2,294,944	229,494

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3] United States Treasury Bill, 0.115%, 2/16/21	4,000	4,000
Total Temporary Cash Investments
(Cost $233,456)		233,494
Total Investments (100.0%)
(Cost $42,320,898)		62,553,253
Other Assets and Liabilities—Net (0.0%)		(26,581)
Net Assets (100%)		62,526,672

Cost is in $000.

•	See Note A in Notes to Financial Statements.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $87,859,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $91,861,000 was received for securities on loan.

3	Securities with a value of $4,000,000 have been segregated as initial margin for open futures contracts.

 10

Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
	Number of			Unrealized
	Long (Short)		Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	455	84,293	(847)

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Kroger Co.	2/2/21	GSI	33,700	(1.131)	799	—
Kroger Co.	2/2/22	GSI	34,500	(1.131)	—	—
Visa Inc. Class A	9/2/21	BOANA	97,335	(0.044)	—	(11,342)
					799	(11,342)

1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

1M—1-month.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

At January 31, 2021, a counterparty had deposited in a segregated account securities with a value of $1,746,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

 11

Dividend Appreciation Index Fund

Statement of Assets and Liabilities

As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $42,091,442)	62,323,759
Affiliated Issuers (Cost $229,456)	229,494
Total Investments in Securities	62,553,253
Investment in Vanguard	2,457
Cash	9
Cash Collateral Pledged—Futures Contracts	1,060
Cash Collateral Pledged—Over-the-Counter Swap Contracts	9,140
Receivables for Accrued Income	58,474
Receivables for Capital Shares Issued	35,379
Unrealized Appreciation—Over-the-Counter Swap Contracts	799
Total Assets	62,660,571
Liabilities
Payables for Investment Securities Purchased	20,591
Collateral for Securities on Loan	91,861
Payables for Capital Shares Redeemed	7,198
Payables to Vanguard	1,221
Variation Margin Payable—Futures Contracts	1,686
Unrealized Depreciation—Over-the-Counter Swap Contracts	11,342
Total Liabilities	133,899
Net Assets	62,526,672

 12

Dividend Appreciation Index Fund

Statement of Assets and Liabilities (continued)

At January 31, 2021, net assets consisted of:

($000s, except shares and per-share amounts)	Amount
Paid-in Capital	44,278,138
Total Distributable Earnings (Loss)	18,248,534
Net Assets	62,526,672

ETF Shares—Net Assets
Applicable to 378,101,747 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	51,841,561
Net Asset Value Per Share—ETF Shares	$137.11

Admiral Shares—Net Assets
Applicable to 287,166,461 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,685,111
Net Asset Value Per Share—Admiral Shares	$37.21

See accompanying Notes, which are an integral part of the Financial Statements.

 13

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2021
($000)
Investment Income
Income
Dividends	1,043,971
Interest[1]	670
Securities Lending—Net	1,940
Total Income	1,046,581
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,683
Management and Administrative—ETF Shares	22,532
Management and Administrative—Admiral Shares	6,608
Marketing and Distribution—ETF Shares	1,805
Marketing and Distribution—Admiral Shares	538
Custodian Fees	146
Auditing Fees	34
Shareholders’ Reports—ETF Shares	567
Shareholders’ Reports—Admiral Shares	88
Trustees’ Fees and Expenses	27
Total Expenses	35,028
Net Investment Income	1,011,553
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	17,331
Futures Contracts	16,276
Swap Contracts	19,549
Realized Net Gain (Loss)	53,156
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	5,440,620
Futures Contracts	(2,276)
Swap Contracts	(13,520)
Change in Unrealized Appreciation (Depreciation)	5,424,824
Net Increase (Decrease) in Net Assets Resulting from Operations	6,489,533
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $630,000, $7,000, and $24,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,336,039 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

 14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2021	2020
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,011,553	865,655
Realized Net Gain (Loss)	53,156	1,514,420
Change in Unrealized Appreciation (Depreciation)	5,424,824	6,739,343
Net Increase (Decrease) in Net Assets Resulting from Operations	6,489,533	9,119,418
Distributions[1]
Investor Shares	—	(8,596)
ETF Shares	(843,074)	(677,362)
Admiral Shares	(175,014)	(151,843)
Total Distributions	(1,018,088)	(837,801)
Capital Share Transactions
Investor Shares	—	(1,174,095)
ETF Shares	4,985,503	4,581,785
Admiral Shares	(101,929)	1,720,389
Net Increase (Decrease) from Capital Share Transactions	4,883,574	5,128,079
Total Increase (Decrease)	10,355,019	13,409,696
Net Assets
Beginning of Period	52,171,653	38,761,957
End of Period	62,526,672	52,171,653
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

 15

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$125.38	$104.09	$107.10	$86.66	$75.98
Investment Operations
Net Investment Income	2.299[1]	2.214[1]	2.084[1]	1.951[1]	1.810
Net Realized and Unrealized Gain (Loss)
on Investments	11.728	21.210	(3.056)	20.408	10.696
Total from Investment Operations	14.027	23.424	(.972)	22.359	12.506
Distributions
Dividends from Net Investment Income	(2.297)	(2.134)	(2.038)	(1.919)	(1.826)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.297)	(2.134)	(2.038)	(1.919)	(1.826)
Net Asset Value, End of Period	$137.11	$125.38	$104.09	$107.10	$86.66

Total Return	11.44%	22.68%	-0.87%	26.10%	16.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,842	$42,217	$30,969	$28,717	$22,698
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.90%	2.01%	2.06%	2.20%
Portfolio Turnover Rate[2]	25%	14%	16%	14%	19%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

 16

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$34.03	$28.25	$29.07	$23.52	$20.62
Investment Operations
Net Investment Income	.617[1]	.594[1]	.560[1]	.528[1]	.492
Net Realized and Unrealized Gain (Loss) on Investments	3.179	5.757	(.830)	5.542	2.903
Total from Investment Operations	3.796	6.351	(.270)	6.070	3.395
Distributions
Dividends from Net Investment Income	(.616)	(.571)	(.550)	(.520)	(.495)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.616)	(.571)	(.550)	(.520)	(.495)
Net Asset Value, End of Period	$37.21	$34.03	$28.25	$29.07	$23.52

Total Return[2]	11.44%	22.65%	-0.89%	26.11%	16.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,685	$9,955	$6,755	$6,014	$4,294
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.87%	1.99%	2.06%	2.20%
Portfolio Turnover Rate[3]	25%	14%	16%	14%	19%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

 17

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

 18

Dividend Appreciation Index Fund

During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended January 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

 19

Dividend Appreciation Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6.  Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered

 20

Dividend Appreciation Index Fund

Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $2,457,000, representing less than 0.01% of the fund’s net assets and 0.98% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

 21

Dividend Appreciation Index Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	62,319,759	—	—	62,319,759
Temporary Cash Investments	229,494	4,000	—	233,494
Total	62,549,253	4,000	—	62,553,253
Derivative Financial Instruments
Assets
Swap Contracts	—	799	—	799
Liabilities
Futures Contracts[1]	1,686	—	—	1,686
Swap Contracts	—	11,342	—	11,342
Total	1,686	11,342	—	13,028

1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	1,336,038
Total Distributable Earnings (Loss)	(1,336,038)

 22

Dividend Appreciation Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	69,505
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,053,327)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	20,232,356

The tax character of distributions paid was as follows:

	Year Ended January 31,
	2021	2020
	Amount	Amount
	($000)	($000)
Ordinary Income*	1,018,088	837,801
Long-Term Capital Gains	—	—
Total	1,018,088	837,801

* Includes short-term capital gains, if any.

As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	42,320,898
Gross Unrealized Appreciation	20,530,686
Gross Unrealized Depreciation	(298,330)
Net Unrealized Appreciation (Depreciation)	20,232,356

E. During the year ended January 31, 2021, the fund purchased $21,689,899,000 of investment securities and sold $16,799,696,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,562,280,000 and $3,085,839,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

 23

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2021		2020
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	—	—	254,211	5,369
Issued in Lieu of Cash Distributions	—	—	7,936	179
Redeemed[1]	—	—	(1,436,242)	(30,460)
Net Increase (Decrease)—Investor Shares	—	—	(1,174,095)	(24,912)
ETF Shares
Issued	8,074,533	67,477	9,814,909	85,404
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,089,030)	(26,075)	(5,233,124)	(46,225)
Net Increase (Decrease)—ETF Shares	4,985,503	41,402	4,581,785	39,179
Admiral Shares
Issued[1]	2,460,287	73,984	3,452,025	108,647
Issued in Lieu of Cash Distributions	150,122	4,627	130,515	4,114
Redeemed	(2,712,338)	(84,013)	(1,862,151)	(59,339)
Net Increase (Decrease)—Admiral Shares	(101,929)	(5,402)	1,720,389	53,422
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral Share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 26,826,000 and 39,551,000 shares, respectively, in the amount of $1,130,304,000 from the conversion during the year ended January 31, 2020.

G. Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

 24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 17, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

 25

Special 2020 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,018,088 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

 26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q6020 032021

Annual Report  |  January 31, 2021
Vanguard Global ESG Select Stock Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global ESG Select Stock Fund returned 19.06% for Investor Shares and 19.17% for Admiral Shares for the 12 months ended January 31, 2021. It outperformed its benchmark, the FTSE All-World Index, which returned 17.26%. The fund seeks to invest in global mid- and large-cap companies with high financial productivity and leading environmental, social, and governance (ESG) practices.
•	The year was marked by the COVID-19 pandemic and efforts to contain it, as well as a tumultuous U.S. election cycle and a resurgence in public discussion about income inequality and social justice. Unemployment spiked and stock prices initially plummeted. Economic conditions improved, however, as global policymakers approved massive stimulus programs and scientists raced to develop coronavirus vaccines. Stocks recovered from their worst lows to finish the period significantly higher as the first vaccines were rolled out.
•	On an absolute basis, the fund had positive returns in nine of the 10 sectors it invests in. The advisor’s selection within industrials contributed most to the fund’s outperformance relative to its benchmark. Consumer discretionary was the biggest detractor.
•	On a regional basis, relative returns were lifted most by European companies, especially those of Denmark and France. U.S. firms, which account for roughly half the fund by weight, also contributed strongly to relative performance. Pacific holdings detracted, particularly those of Japan and Singapore.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
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Advisor’s Report
In the year ending January 31, 2021, Vanguard Global ESG Select Stock Fund returned 19.06% for Investor Shares and 19.17% for Admiral Shares, ahead of the 17.26% return of the FTSE All-World Index benchmark.
The investment environment
Global equities rose markedly for the 12-month period despite sharp declines as the coronavirus spread in early 2020. The pandemic caused unprecedented disruption to financial markets and economies, overshadowing optimism at the start of the year about a phase one trade deal between the U.S. and China.
To curb economic damage, the U.S. government unleashed a massive fiscal stimulus plan, the European Union (E.U.) suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis, and much of the developing world extended supportive economic policies. The price of oil plunged to its lowest level since 2002.
The depths of the fallout were short-lived, and markets bounced back in the second quarter, fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new infections declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting their economies.
Equities then continued to rise, bolstered by the fiscal and monetary stimulus from governments and central banks, further signs of a global economic recovery, and advances made in the push for a vaccine. In December, two vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. The European Central Bank expanded its massive monetary stimulus program, even as new lockdown measures weighed on the euro zone’s economic recovery. The U.K. and the E.U. agreed to a trade deal, setting the terms for a post-Brexit future and ending four years of political negotiations since the U.K.’s 2016 referendum on E.U. membership.
In January, newly inaugurated President Joe Biden unveiled a $1.9 trillion coronavirus relief package. It was met with resistance by Republicans, who subsequently proposed a smaller, more targeted package worth approximately $600 billion.
Our successes and shortfalls
The fund’s outperformance relative to the benchmark was driven primarily by strong stock selection in industrials, financials, and utilities, while selection in consumer discretionary, health care, and information technology detracted. From an allocation perspective, a lack of exposure to energy helped relative results to a certain extent; however, we would expect that stock selection will be the main driver or detractor of returns in any period.
Deere & Co. and Vestas Wind Systems were among the top relative contributors. Deere is a U.S.-based manufacturer and distributor of equipment used in

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agriculture, construction, forestry, and turf care. We view it as a high-quality company, with a strong competitive moat driven by an extensive dealer network, best-in-class innovation, and a strong brand. Strengthening operating margins—and favorable end-market developments, including higher commodity prices—helped to send share prices higher.
The company’s innovation is focused on reducing the environmental impact of Deere's machinery and benefiting the end client, with lighter and less fuel-intensive machines, more targeted and accurate spraying technology, and increased use of software and AI to increase agricultural yield and reduce pesticide and fertilizer use. While agricultural technology drives a small part of the group’s revenue base today, it will increasingly become embedded across Deere’s product suite.
The share price of Vestas Wind Systems, a global wind turbine manufacturer, rose on strong deliveries in the second half of the year. Strong top-line results continued to support shares and we expect the business model to benefit from a shift in energy demand to renewables. In the U.S., the Biden Administration’s policy supports increased enhancements for renewables. The U.S. currently accounts for about 3% of the firm’s sales but is growing nearly twice as fast as the international business. We maintain a positive long-term outlook for the company thanks to its strong management team and the continued shift toward renewable energy.
Compass Group, a U.K.-based multinational contract food service company, was the top absolute detractor as well as one of the top relative detractors. Shares fell after the company cut operating profit and revenue growth forecasts for the first half of 2020 as the pandemic took a toll on demand. Later, Compass reported higher costs and withdrew guidance for the year. Its long-term orientation and stewardship commitment are exceptional. This view has allowed for strong and sustainable returns on capital, which in turn allows the company to have a strong balance sheet and comfortable liquidity position.
Employee retention and training are high on the Compass's agenda, along with the health and safety of its employees and customers, to ensure that the firm delivers consistently high-quality service. When we evaluate stewardship, we look for signs of adaptability. Compass stacks up well on this measure, as it is adopting technology to manage costs, reduce waste, change payment means, and adapt food delivery systems.
The fund’s positioning and investment strategy
Our investment philosophy is grounded in the idea that sustainable financial strength plus superior stewardship is a powerful combination, often overlooked as a source of competitive advantage and a driver of alpha. We believe the best way to balance return and responsibility is to extend time horizon because these considerations
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converge over the long term. As such, the portfolio reflects our conviction that:
•	Companies with high returns on capital and strong stewardship are advantaged in outperforming peers and the market.
•	Patience and portfolio construction are two core disciplines that allow us to focus and develop differentiated insights that ultimately drive shareholder returns over the long term.
•	Active ownership through engagement and proxy voting are fiduciary responsibilities that can positively influence company behavior and reinforce the tenets that we believe lead to sustained outperformance.
Rather than focusing exclusively on environmental, social, and governance (ESG) factors, our approach takes a more holistic view of corporate responsibility. We call this stewardship. We do not rely on third-party ESG research or prescribed ESG screening methodologies, which can be backward-looking, inconsistent, and arbitrarily connected to long-term value creation. Rather, the portfolio is constructed by selecting stocks based on their individual merits and by applying our own quantitative and qualitative judgment to ensure that each company meets our high standards for stewardship.
Our investment universe is focused on the largest and most liquid global equities. This focus initially biases our security selection toward companies that have been around the longest, with higher-than-average returns on equity, and that have more sophisticated approaches to stewardship, consistent with our investment framework. We collaborate with Wellington’s global industry analysts to identify the best long-term investment ideas from within this universe that match our philosophy and process. Then we work with Wellington’s ESG research team to identify the stewardship leaders within industries and regions, considering those ESG issues that are most material to financial outcomes.
Given our team’s desire to balance strong fundamentals and ESG leadership, we avoid companies that are deemed deficient or declining, and we are not interested in betting on turnarounds. Rather, our approach is to seek to invest in what we believe to be the “best of the best.” We then conduct detailed fundamental analysis on each company, evaluating the sustainability of financial returns, its history of capital allocation, its ESG priorities, its aptitude and attitude towards engagement, and its desire to pursue best-in-class stewardship.
A critical element of our research process involves understanding how companies balance the interests of all stakeholders, how they prioritize ESG risks and opportunities, and how they integrate material ESG factors into strategy and long-term planning.
Ultimately, we will typically invest in 35–45 stocks across regions and sectors that meet our fundamental and stewardship criteria. Valuation does not drive investment decisions but is used as an input for position sizing. The portfolio is
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constructed to reduce country, sector, and style biases so that stock-specific factors are the main drivers of risk and return.
We believe it is our fiduciary duty to actively engage with companies in the portfolio on behalf of fund holders. We aim to support or influence decisions that can maximize long-term stakeholder and shareholder value, which are intertwined and self-reinforcing.
Leveraging Wellington’s corporate access and relationships, we engage directly with company managements and boards to identify and understand ESG risks and opportunities. We challenge insular thinking. We help prioritize governance factors that matter to longstanding owners. We offer guidance on environmental and social issues for which companies may lack broader perspective. Lastly, engagement enables us to hold boards and managements accountable for their actions.
We hope to invest in companies that prioritize the long-term health of the enterprise and prioritize sustained returns on capital rather than capitulating to short-term performance pressures and seeking growth at all costs. We are particularly attracted to situations where we believe financial returns may be higher or last longer than the market anticipates. To support these aspirations, our aim is to meet at least annually with executives and a board director for every security we own, focusing on the ESG considerations that we believe are most material to creating long-term value.
Mark D. Mandel, CFA,
Senior Managing Director,
Equity Portfolio Manager
Yolanda C. Courtines, CFA,
Senior Managing Director,
Equity Portfolio Manager
Wellington Management Company llp
February 10, 2021
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About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,184.00	$3.02
AdmiralTM Shares	1,000.00	1,184.30	2.47
Based on Hypothetical 5% Yearly Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,022.37	$2.80
Admiral Shares	1,000.00	1,022.87	2.29
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.55% for Investor Shares and 0.45% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
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Global ESG Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 5, 2019, Through January 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Since Inception (6/5/2019)	Final Value of a $10,000 Investment
Global ESG Select Stock Fund Investor Shares	19.06%	19.32%	$13,402
FTSE All-World Index	17.26	18.23	13,198
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (6/5/2019)	Final Value of a $50,000 Investment
Global ESG Select Stock Fund Admiral Shares	19.17%	19.43%	$67,113
FTSE All-World Index	17.26	18.23	65,990
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Global ESG Select Stock Fund
Fund Allocation
As of January 31, 2021
Communication Services	3.0%
Consumer Discretionary	15.1
Consumer Staples	5.8
Financials	20.1
Health Care	10.1
Industrials	16.0
Information Technology	19.4
Materials	4.0
Real Estate	2.0
Utilities	4.5
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Global ESG Select Stock Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.5%)
Brazil (1.2%)
	B3 SA - Brasil Bolsa Balcao	363,900	3,977
Canada (5.2%)
	BCE Inc.	223,475	9,479
	Bank of Nova Scotia	149,014	7,947
			17,426
Denmark (1.3%)
	Vestas Wind Systems A/S	20,725	4,450
France (5.7%)
	Cie Generale des Etablissements Michelin SCA	80,556	11,101
	Schneider Electric SE	52,610	7,700
			18,801
Hong Kong (2.8%)
	AIA Group Ltd.	759,600	9,158
Ireland (3.3%)
	Accenture plc Class A	27,665	6,693
	Trane Technologies plc	30,384	4,355
			11,048
Japan (5.1%)
	Recruit Holdings Co. Ltd.	216,000	9,396
	Mitsubishi UFJ Financial Group Inc.	1,669,300	7,538
			16,934
Netherlands (7.0%)
	Wolters Kluwer NV	96,873	8,049
*	ING Groep NV	884,802	7,867
	Koninklijke DSM NV	42,973	7,513
			23,429
Singapore (3.2%)
	DBS Group Holdings Ltd.	571,661	10,780
Spain (4.6%)
	Industria de Diseno Textil SA	316,690	9,393
	Iberdrola SA (XMAD)	436,161	5,905
*	Iberdrola SA	7,318	99
			15,397
		Shares	Market Value• ($000)
Sweden (1.8%)
	Atlas Copco AB Class A	107,845	5,851
Switzerland (2.9%)
	Novartis AG (Registered)	105,689	9,570
Taiwan (2.9%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	460,000	9,721
United Kingdom (10.7%)
	Diageo plc	269,332	10,813
	National Grid plc	731,380	8,495
*	Compass Group plc	474,886	8,483
	Colgate-Palmolive Co.	100,718	7,856
			35,647
United States (38.8%)
	Microsoft Corp.	74,366	17,250
	Starbucks Corp.	123,413	11,948
	Deere & Co.	40,512	11,700
	Merck & Co. Inc.	147,232	11,347
	Automatic Data Processing Inc.	65,833	10,870
	Northern Trust Corp.	99,874	8,908
	Visa Inc. Class A	46,045	8,898
	Texas Instruments Inc.	53,172	8,810
	Progressive Corp.	97,624	8,512
	Home Depot Inc.	27,665	7,492
	Danaher Corp.	28,509	6,781
	Prologis Inc.	61,331	6,329
	Ecolab Inc.	26,633	5,447
	Baxter International Inc.	63,019	4,842
			129,134
Total Common Stocks (Cost $286,224)			321,323
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Global ESG Select Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (5.8%)
Money Market Fund (5.8%)
[1] Vanguard Market Liquidity Fund, 0.107% (Cost $19,160)	191,616	19,162
Total Investments (102.3%) (Cost $305,384)		340,485
Other Assets and Liabilities—Net (-2.3%)		(7,637)
Net Assets (100%)		332,848
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $286,224)	321,323
Affiliated Issuers (Cost $19,160)	19,162
Total Investments in Securities	340,485
Investment in Vanguard	11
Foreign Currency, at Value (Cost $1)	1
Receivables for Investment Securities Sold	3
Receivables for Accrued Income	245
Receivables for Capital Shares Issued	1,835
Total Assets	342,580
Liabilities
Payables for Investment Securities Purchased	9,245
Payables for Capital Shares Redeemed	314
Payables to Investment Advisor	152
Payables to Vanguard	21
Total Liabilities	9,732
Net Assets	332,848
At January 31, 2021, net assets consisted of:

Paid-in Capital	295,281
Total Distributable Earnings (Loss)	37,567
Net Assets	332,848
Investor Shares—Net Assets
Applicable to 3,267,037 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	85,974
Net Asset Value Per Share—Investor Shares	$26.32
Admiral Shares—Net Assets
Applicable to 7,501,858 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	246,874
Net Asset Value Per Share—Admiral Shares	$32.91
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends[1]	3,590
Interest[2]	26
Total Income	3,616
Expenses
Investment Advisory Fees—Note B
Basic Fee	375
Performance Adjustment	6
The Vanguard Group—Note C
Management and Administrative—Investor Shares	127
Management and Administrative—Admiral Shares	222
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—Admiral Shares	7
Custodian Fees	18
Auditing Fees	35
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	—
Trustees’ Fees and Expenses	—
Total Expenses	798
Net Investment Income	2,818
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,667
Foreign Currencies	3
Realized Net Gain (Loss)	2,670
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	27,816
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	27,824
Net Increase (Decrease) in Net Assets Resulting from Operations	33,312
1	Dividends are net of foreign withholding taxes of $203,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $26,000, ($2,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Statement of Changes in Net Assets

	Year Ended January 31, 2021	May 21,2019[1] to January 31, 2020
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,818	954
Realized Net Gain (Loss)	2,670	(159)
Change in Unrealized Appreciation (Depreciation)	27,824	7,283
Net Increase (Decrease) in Net Assets Resulting from Operations	33,312	8,078
Distributions[2]
Investor Shares	(677)	(226)
Admiral Shares	(2,116)	(541)
Total Distributions	(2,793)	(767)
Capital Share Transactions
Investor Shares	44,278	31,199
Admiral Shares	150,594	68,947
Net Increase (Decrease) from Capital Share Transactions	194,872	100,146
Total Increase (Decrease)	225,391	107,457
Net Assets
Beginning of Period	107,457	—
End of Period	332,848	107,457
1	Commencement of subscription period for the fund.
2	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,	May 21, 2019[1] to January 31, 2020
	2021
Net Asset Value, Beginning of Period	$22.34	$20.00
Investment Operations
Net Investment Income[2]	.378	.258
Net Realized and Unrealized Gain (Loss) on Investments	3.866	2.257
Total from Investment Operations	4.244	2.515
Distributions
Dividends from Net Investment Income	(.229)	(.167)
Distributions from Realized Capital Gains	(.035)	(.008)
Total Distributions	(.264)	(.175)
Net Asset Value, End of Period	$26.32	$22.34
Total Return[3]	19.06%	12.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86	$34
Ratio of Total Expenses to Average Net Assets	0.55%[4]	0.58%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.62%	1.81%[5]
Portfolio Turnover Rate	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,	May 21, 2019[1] to January 31, 2020
	2021
Net Asset Value, Beginning of Period	$27.93	$25.00
Investment Operations
Net Investment Income[2]	.504	.338
Net Realized and Unrealized Gain (Loss) on Investments	4.830	2.823
Total from Investment Operations	5.334	3.161
Distributions
Dividends from Net Investment Income	(.310)	(.221)
Distributions from Realized Capital Gains	(.044)	(.010)
Total Distributions	(.354)	(.231)
Net Asset Value, End of Period	$32.91	$27.93
Total Return[3]	19.17%	12.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$74
Ratio of Total Expenses to Average Net Assets	0.45%[4]	0.48%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.71%	1.89%[5]
Portfolio Turnover Rate	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Global ESG Select Stock Fund
Notes to Financial Statements
Vanguard Global ESG Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
17

Global ESG Select Stock Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp, beginning August 1, 2020, the basic fee is subject to quarterly adjustments based on the performance relative to the FTSE All-World Index since July 31, 2019. For the year ended January 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $6,000 (0.00%) based on performance.
18

Global ESG Select Stock Fund
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $11,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	150,537	—	—	150,537
Common Stocks—Other	18,904	151,882	—	170,786
Temporary Cash Investments	19,162	—	—	19,162
Total	188,603	151,882	—	340,485
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	263
Total Distributable Earnings (Loss)	(263)
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Global ESG Select Stock Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,773
Undistributed Long-Term Gains	715
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	35,079
The tax character of distributions paid was as follows:
	Year Ended January 31, 2021	Period Ended January 31, 2020
	Amount ($000)	Amount ($000)
Ordinary Income*	2,644	767
Long-Term Capital Gains	149	—
Total	2,793	767
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	305,412
Gross Unrealized Appreciation	41,343
Gross Unrealized Depreciation	(6,270)
Net Unrealized Appreciation (Depreciation)	35,073
F.  During the year ended January 31, 2021, the fund purchased $222,277,000 of investment securities and sold $34,538,000 of investment securities, other than temporary cash investments.
20

Global ESG Select Stock Fund
G.  Capital share transactions for each class of shares were:
	Year Ended January 31, 2021		May 21,2019[1] to January 31, 2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	71,159	2,932	39,713	1,896
Issued in Lieu of Cash Distributions	584	23	191	8
Redeemed	(27,465)	(1,188)	(8,705)	(404)
Net Increase (Decrease)—Investor Shares	44,278	1,767	31,199	1,500
Admiral Shares
Issued	196,240	6,502	83,112	3,170
Issued in Lieu of Cash Distributions	1,807	56	461	16
Redeemed	(47,453)	(1,704)	(14,626)	(538)
Net Increase (Decrease)—Admiral Shares	150,594	4,854	68,947	2,648
1	Commencement of subscription period for the fund.
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global ESG Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global ESG Select Stock Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended January 31, 2021 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year ended January 31, 2021, and the changes in its net assets and the financial highlights for the year ended January 31, 2021 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2020 tax information (unaudited) for Vanguard Global ESG Select Stock Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $194,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $2,612,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 35.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
23

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Global ESG Select Stock Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2019; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in global mid- and large-capitalization companies with high financial productivity and leading environmental, social, and governance (ESG) practices. Wellington Management will conduct proprietary investment and ESG research to construct a highly selective stock portfolio, representing 40 to 50 stocks that will be owned for an extended time period. Additionally, the advisor will engage with company management and vote proxies. Wellington Management has advised the fund since its inception in 2019.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
24

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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Q5470 032021

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2021: $244,000
Fiscal Year Ended January 31, 2020: $219,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2021: $10,761,407
Fiscal Year Ended January 31, 2020: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2021: $2,915,863
Fiscal Year Ended January 31, 2020: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2021: $247,168
Fiscal Year Ended January 31, 2020: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2021: $115,000
Fiscal Year Ended January 31, 2020: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2021: $362,168
Fiscal Year Ended January 31, 2020: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Real Estate Index Fund, Vanguard Global Capital Cycles Fund, Vanguard Global ESG Select Stock Fund, Vanguard Dividend Growth Fund, Vanguard Energy Fund and Vanguard Health Care Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 22, 2021

VANGUARD SPECIALIZED FUNDS

BY: /s/ JOHN BENDL*

___________________________

JOHN BENDL

CHIEF FINANCIAL OFFICER

Date: March 22, 2021

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference